                                                                                                -------------------------
                                         Microsoft Word 10.0.3416;UNITED STATES                        OMB APPROVAL
                                           SECURITIES AND EXCHANGE COMMISSION
                                                 Washington, D.C. 20549
                                                                                                -------------------------
                                                                                                OMB Number: 3235-0570
                                                                                                Expires: Nov. 30, 2005
                                                                                                Estimated average
                                                                                                burden hours per
                                                                                                response: 5.0
                                                                                                -------------------------

                                                              FORM N-CSR

                                              CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                                                    MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number        811-04813
                                          -------------------------------------------------------------------------------

                                      Mellon Institutional Funds Investment Trust
-------------------------------------------------------------------------------------------------------------------------
                           (Exact name of registrant as specified in charter)

One Boston Place, Boston, MA                                                         02108
------------------------------------------------------------------------------------ ------------------------------------
           (Address of principal executive offices)                                  (Zip code)
                                                    Denise Kneeland
                                           One Boston Place, Boston, MA 02108
-------------------------------------------------------------------------------------------------------------------------
                                        (Name and address of agent for service)

Registrant's telephone number, including area code:     800-221-4795
                                                        -----------------------------

Date of fiscal year end:    09/30/2003
                            --------------------------

Date of reporting period:     10/01/2002-09/30/2003
                              ------------------------

Item 1. Reports to Stockholders.

     (Annual Report for the period 10/01/02 through 9/30/03 is filed herewith).

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                       Management Discussion and Analysis
                                 September 2003

Steady coupon income enabled municipal bonds to post solid investment results, even while interest rates fluctuated wildly in the spring and summer of 2003. For the year ended September 30, 2003, the Standish Intermediate Tax Exempt Bond Fund produced a total return after expenses of 3.89%. This result trailed the benchmark performance index (Lehman Muni 3,5,7 and 10 Year Index) return of 4.30%.

Interest rates plunged in the first six months of 2003, causing investors seeking incremental yield to focus on sectors and securities with more credit risk. This quest was supported by new rating agency data showing that default rates among rated municipals are historically miniscule. As rates hit 40-year lows, however, retail investors' appetites for municipal bonds dwindled, and funds flowed out of the tax-exempt market and into equities. Declining retail buying was only partly offset by growing demand among property and casualty insurers, spurred by renewed profitability in the insurance industry. Throughout the year we witnessed extraordinary monthly swings in the Fund's returns as inconsistent demand combined with heavy supply, gyrating interest rates and the growing prominence of leveraged investors, such as hedge funds, combined to escalate volatility in the municipal market.

Income-oriented sectors of the tax-free bond market were bid up in the competition for excess income, and the Fund's holdings in hospital bonds, which typically carry a significant yield premium, outperformed. In contrast, a large allocation to lower-yielding triple-A rated insured bonds lagged. Housing bonds turned in strong results when rates rose in the summer and generated favorable relative returns for the 12-month period. The Fund continues to hold a large strategic weighting in this more defensive sector.

Despite well-publicized state budget shortfalls across the country, tax-backed general obligations were among the best performing municipal sectors. California state general obligations, buffeted by a rating downgrade, massive new issuance volume and the pending governor's recall election, reached their lowest relative values in July. Nevertheless, valuations improved as uncertainties receded over the state's rating and budget. We are confident California's creditworthiness will improve over the next 12 months, but expect prices will fluctuate with the steady barrage of political and economic news reports. New York City's general obligation bonds saw steadily higher valuations after reaching a low point in late 2002. By quickly and decisively balancing fiscal 2003 financial operations, the City's administration was able to alleviate many investor concerns over long-term creditworthiness. We used price weakness throughout the past year to build substantial positions in the Fund in both California and New York City general obligations.

With municipal yields still very low, we are maintaining our strategic emphasis on high quality, intermediate term municipals. We will focus on sector and security selection to produce consistently competitive returns by generating excess income. In addition, it is important to note that municipals are usually more defensive instruments, ordinarily holding their values better than Treasuries do when rates begin to rise.

It has been our privilege to manage the Fund, and we thank you for your continued support.

/s/ STEVEN W. HARVEY                                  /s/ CHRISTINE TODD

Steven W. Harvey                                      Christine Todd

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

             Comparison of Change in Value of $100,000 Investment in Standish Mellon Intermediate Tax Exempt Bond Fund, the
     Lehman Muni 3-5-7-10 Index and the Lipper Intermediate Muni Debt Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                   Standish Mellon
                  Intermediate Tax       Lehman Muni      Lipper Intermediate
                  Exempt Bond Fund     3-5-7-10 Index       Muni Debt INdex
                  ----------------     --------------     -------------------
         1993          112,618             110,731              111,628
         1994          111,220             109,486              108,820
         1995          122,648             121,897              120,736
         1996          129,195             127,603              125,915
         1997          139,112             136,523              134,179
         1998          148,484             146,046              142,977
         1999          147,132             146,762              141,244
         2000          156,435             156,230              150,337
         2001          171,058             171,286              164,412
         2002          179,718             181,166              172,267
         2003          189,256             191,303              180,951

--------------------------------------------------------------------------------

                                Average Annual Total Return
                               (for period ended 09/30/2003)
                                                                 Since Inception
1 Year           3 Year          5 Year            10 Year         11/02/1992
------           ------          ------            -------         ----------
3.89%             6.82%           4.97%             5.35%             6.02%

--------------------------------------------------------------------------------


Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $66,765,404)                                                       $70,444,845
  Cash                                                                      84,838
  Receivable for investments sold                                          150,000
  Receivable for Fund shares sold                                           25,500
  Interest receivable                                                      871,558
  Prepaid expenses                                                          16,818
                                                                       -----------
    Total assets                                                        71,593,559
LIABILITIES
  Payable for investments purchased                          $400,000
  Payable for Fund shares redeemed                              3,582
  Distributions payable                                        95,088
  Payable for delayed delivery transactions (Note 7)          545,505
  Accrued accounting, custody and transfer agent fees          11,755
  Accrued trustees' fees and expenses (Note 2)                  1,133
  Accrued expenses and other liabilities                       31,432
                                                             --------
    Total liabilities                                                    1,088,495
                                                                       -----------
NET ASSETS                                                             $70,505,064
                                                                       ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $65,031,019
  Accumulated net realized gain                                          1,779,074
  Undistributed net investment income                                       15,530
  Net unrealized appreciation                                            3,679,441
                                                                       -----------
TOTAL NET ASSETS                                                       $70,505,064
                                                                       ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                3,095,106
                                                                       ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                      $     22.78
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                         $3,301,377
EXPENSES
  Investment advisory fee (Note 2)                            $  312,602
  Accounting, custody, and transfer agent fees                   119,199
  Legal and audit services                                        37,770
  Registration fees                                               22,571
  Insurance expense                                               13,264
  Trustees' fees and expenses (Note 2)                            10,099
  Miscellaneous                                                   13,346
                                                              ----------
    Total expenses                                               528,851

Deduct:
  Waiver of investment advisory fee (Note 2)                     (20,927)
                                                              ----------
    Net expenses                                                             507,924
                                                                          ----------
      Net investment income                                                2,793,453
                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                           1,871,706
                                                              ----------
      Net realized gain                                                    1,871,706
  Change in unrealized appreciation (depreciation)
    Investment securities                                     (1,679,548)
                                                              ----------
      Change in net unrealized appreciation (depreciation)                (1,679,548)
                                                                          ----------
    Net realized and unrealized gain                                         192,158
                                                                          ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $2,985,611
                                                                          ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $  2,793,453        $  3,359,933
  Net realized gain                                                 1,871,706             378,753
  Change in net unrealized appreciation (depreciation)             (1,679,548)          2,447,146
                                                                 ------------        ------------
  Net increase in net assets from investment operations             2,985,611           6,185,832
                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                       (2,788,661)         (3,358,682)
  From net realized gains on investments                             (195,884)                 --
                                                                 ------------        ------------
  Total distributions to shareholders                              (2,984,545)         (3,358,682)
                                                                 ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                 23,850,640          13,610,240
  Value of shares issued to shareholders in payment of
    distributions declared                                          1,576,355           1,525,643
  Cost of shares redeemed                                         (37,084,670)        (18,158,984)
                                                                 ------------        ------------
  Net decrease in net assets from Fund share transactions         (11,657,675)         (3,023,101)
                                                                 ------------        ------------
TOTAL DECREASE IN NET ASSETS                                      (11,656,609)           (195,951)
NET ASSETS
  At beginning of year                                             82,161,673          82,357,624
                                                                 ------------        ------------
  At end of year (including undistributed net investment
    income of $15,530 and $8,843)                                $ 70,505,064        $ 82,161,673
                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                                2003      2002     2001      2000      1999
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 22.78   $ 22.04   $ 21.11   $ 21.11   $ 22.30
                                                              -------   -------   -------   -------   -------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                      0.81      0.90      0.93      0.95      0.92
  Net realized and unrealized gain (loss) on investments         0.07      0.74      0.93      0.06     (0.99)
                                                              -------   -------   -------   -------   -------
Total from investment operations                                 0.88      1.64      1.86      1.01     (0.07)
                                                              -------   -------   -------   -------   -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.81)    (0.90)    (0.93)    (0.95)    (0.92)
  From net realized gain on investments                         (0.07)       --        --     (0.06)    (0.20)
                                                              -------   -------   -------   -------   -------
Total distributions to shareholders                             (0.88)    (0.90)    (0.93)    (1.01)    (1.12)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 22.78   $ 22.78   $ 22.04   $ 21.11   $ 21.11
                                                              =======   =======   =======   =======   =======
TOTAL RETURN+                                                    3.88%     7.65%     9.00%     4.91%    (0.33)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                        0.65%     0.65%     0.62%     0.64%     0.63%
  Net Investment Income (to average daily net assets)*           3.58%     4.09%     4.30%     4.54%     4.24%
  Portfolio Turnover                                               42%       17%       43%       28%       43%
  Net Assets, End of Year (000's omitted)                     $70,505   $82,162   $82,358   $79,329   $81,918

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share(1)                            $  0.80   $  0.90       N/A       N/A       N/A
Ratios (to average daily net assets):
  Expenses                                                       0.68%     0.66%      N/A       N/A       N/A
  Net investment income                                          3.55%     4.08%      N/A       N/A       N/A

(1) Calculated based on average shares outstanding.
+   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                                        RATE    MATURITY     VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
BONDS -- 94.5%
GENERAL OBLIGATIONS -- 14.2%
Alpine UT School District                                      5.000%  03/15/2011  $  25,000  $    27,397
California State NCL                                           5.000%  03/01/2009    500,000      551,330
California State NCL                                           5.000%  10/01/2009  1,000,000    1,110,050
California State NCL                                           6.600%  02/01/2009  1,000,000    1,176,890
Commonwealth of Massachusetts                                  5.000%  12/01/2007  1,000,000    1,122,190
Commonwealth of Massachusetts Prerefunded - Series A           7.500%  06/01/2004     95,000       99,122
Goose Creek TX Independent School District                     7.000%  08/15/2009    600,000      739,440
Grand Central NY District Management                           5.000%  01/01/2006     25,000       25,701
Honolulu HI City & County                                      5.400%  09/27/2007    500,000      565,800
New York NY NCL                                                5.250%  11/01/2009  1,000,000    1,115,230
New York NY NCL                                                5.500%  08/15/2008  1,000,000    1,121,730
New York NY NCL                                                5.500%  08/01/2010  1,000,000    1,119,230
New York State NCL                                             5.000%  03/01/2005     15,000       15,784
Northeast TX Independent School District NCL                   7.000%  02/01/2009  1,000,000    1,215,180
                                                                                              -----------
Total General Obligations (Cost $9,491,311)                                                    10,005,074
                                                                                              -----------
GOVERNMENT BACKED -- 4.0%
Commonwealth of Massachusetts - Series A                       7.500%  06/01/2004      5,000        5,217
District of Columbia NCL                                       5.800%  06/01/2004     40,000       41,288
District of Columbia Prerefunded MBIA NCL                      5.750%  06/01/2010     10,000       11,781
Long Beach CA Aquarium of the Pacific Revenue                  5.750%  07/01/2005    145,000      152,518
Mashantucket CT Western Pequot                                 6.500%  09/01/2005    995,000    1,096,321
Met Govt Nashville & Davidson TN Industrial Development
  Board Revenue Prerefunded                                    7.500%  11/15/2010  1,000,000    1,271,640
Port Jervis NY IDA                                             5.250%  11/01/2006    100,000      110,759
Tucson AZ COP Asset Guaranty                                   6.000%  07/01/2004    110,000      112,359
                                                                                              -----------
Total Government Backed (Cost $2,591,116)                                                       2,801,883
                                                                                              -----------
HOUSING REVENUE -- 6.2%
ABAG CA Odd Fellows Homes                                      5.700%  08/15/2014  1,000,000    1,078,190
California HFA MBIA FHA AMT - Series G                         5.650%  08/01/2025     30,000       30,059
California HFA SFM                                             5.050%  02/01/2017    215,000      216,763
Florida Housing Finance Corp. FSA                              5.750%  01/01/2017    195,000      200,283
Hawaii Housing Finance and Development SFM FNMA                7.000%  07/01/2031    460,000      462,857
New Mexico Mortgage Finance Authority AMT                      5.750%  07/01/2014     60,000       60,311
New York Mortgage Agency SFM AMT NCL                           5.750%  04/01/2004    650,000      661,849
Pennsylvania HFA SFM                                           5.350%  10/01/2008    130,000      138,180
Rhode Island Housing & Mortgage Finance Corp.                  4.950%  10/01/2016    175,000      177,385
Tennessee Housing Development Agency NCL(a)                    0.000%  07/01/2007  1,500,000    1,325,025
Virginia Housing Development Authority Multi Family Insured
  Mortgage(a)                                                  0.000%  11/01/2017     10,000        2,645
                                                                                              -----------
Total Housing Revenue (Cost $4,201,731)                                                        4,353,547
                                                                                              -----------
INDUSTRIAL DEVELOPMENT -- 5.1%
Broward County FL Resource Recovery                            5.000%  12/01/2007  1,000,000    1,095,680
Connecticut Gaming Authority Mohegan Tribe                     5.375%  01/01/2011  1,000,000    1,046,600
Gloucester NJ Resource Recovery                                6.850%  12/01/2029    500,000      563,905

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                                       RATE     MATURITY     VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT (CONTINUED)
Hendersonville TN Kroger                                       5.950%  12/15/2008  $ 305,000  $   314,095
Mass DFA Waste Management Resource Recovery                    6.900%  12/01/2029    500,000      553,575
                                                                                              -----------
Total Industrial Development (Cost $3,316,907)                                                  3,573,855
                                                                                              -----------
INSURED BOND -- 42.0%
Birmingham AL Refunding and Capital Improvements AMBAC NCL     5.000%  12/01/2006  1,500,000    1,662,450
California Intercommunity HFA COP ACA                          5.000%  11/01/2005    770,000      820,835
Charleston SC COP MBIA                                         6.000%  12/01/2008  1,000,000    1,185,300
Cook County IL High School FGIC                                7.875%  12/01/2014    750,000    1,029,037
Cook County IL School District FSA NCL                         6.750%  05/01/2010  1,750,000    2,134,527
Corpus Christi TX Business & Job Development Corp. Sales Tax
  Revenue AMBAC NCL                                            5.000%  09/01/2011  1,215,000    1,358,929
Denver CO Airport MBIA AMT                                     7.500%  11/15/2006    500,000      540,510
District of Columbia FSA NCL                                   5.500%  06/01/2011  1,500,000    1,714,380
District of Columbia MBIA NCL                                  5.750%  06/01/2010     15,000       17,395
Douglas County CO School District MBIA                         7.000%  12/15/2012    625,000      798,944
Fort Pierce FL Utilities Authority Revenue AMBAC NCL           5.000%  10/01/2013  1,000,000    1,118,070
Garland TX Independent School District PSF-GTD NCL#            5.000%  02/15/2010    500,000      554,685
Georgia Municipal Electric Authority Power FGIC NCL            6.250%  01/01/2012  1,150,000    1,369,638
Harris County TX Toll Revenue FGIC NCL                         6.000%  08/01/2012  1,000,000    1,185,470
Hawaii State FGIC NCL                                          5.500%  08/01/2008  2,000,000    2,289,280
Hawaii State MBIA NCL                                          5.250%  09/01/2013  1,000,000    1,137,020
Hillsborogh FL University of Tampa Bay Asset Guaranty          5.750%  04/01/2018    720,000      797,933
Illinois Metropolitan Pier & Exposition Authority MBIA(a)      0.000%  12/15/2016  2,000,000    1,103,300
Jefferson County OH Asset Guaranty                             6.625%  12/01/2005    140,000      147,480
NJ Transportation Corp. COP AMBAC NCL                          5.500%  09/15/2007  1,000,000    1,130,660
Nassau County NY FGIC                                          6.000%  07/01/2010     25,000       29,483
New Jersey Health Care Facilities Financing Authority
  Revenue AMBAC                                                4.800%  08/01/2021  1,000,000    1,069,370
New York Dormitory Authority Presbyterian Hospital AMBAC       4.400%  08/01/2013    115,000      121,592
New York Dormitory Authority State University Educational
  Facilities MBIA                                              6.000%  05/15/2015  1,000,000    1,177,840
Orange County CA COP MBIA                                      5.800%  07/01/2016    400,000      444,868
Palm Beach County FL Solid Waste AMBAC                         6.000%  10/01/2009     60,000       71,513
Pasco County FL Solid Waste AMBAC NCL                          6.000%  04/01/2010  1,000,000    1,121,250
Phoenix AZ Water System Revenue FGIC NCL                       5.250%  07/01/2010  1,000,000    1,138,440
Stafford TX Economic Development FGIC                          6.000%  09/01/2015    525,000      634,148
Teton County WY St. John Hospital ACA                          5.000%  12/01/2004    535,000      555,202
Texas Municipal Power Agency MBIA(b)                           0.000%  09/01/2016  2,000,000    1,127,680
                                                                                              -----------
Total Insured Bond (Cost $27,916,388)                                                          29,587,229
                                                                                              -----------
LEASE REVENUE -- 1.7%
New York Dormitory Authority Roswell Park                      6.000%  07/01/2006    400,000      446,032
New York State Urban Development Corp. MBIA-IBC NCL            5.250%  01/01/2011    700,000      789,775
                                                                                              -----------
Total Lease Revenue (Cost $1,176,786)                                                           1,235,807
                                                                                              -----------
REVENUE BONDS -- 19.7%
Arizona Transportation Board Highway Revenue NCL               8.000%  07/01/2005  1,685,000    1,881,859
California State Department of Water Resources Power Supply
  NCL                                                          5.500%  05/01/2009    250,000      282,798
California State Department of Water Resources Power Supply
  NCL                                                          5.500%  05/01/2010    250,000      282,278

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                                       RATE     MATURITY     VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
REVENUE BONDS (CONTINUED)
Camden NJ Cooper Hospitals                                     5.600%  02/15/2007  $ 195,000  $   189,294
Golden State Tobacco Securitization Corp.                      5.000%  06/01/2021  1,000,000      982,000
Golden State Tobacco Securitization Corp.                      5.250%  06/01/2016  1,000,000    1,024,700
Illinois Health Facility Authority Decatur Memorial Hospital   5.500%  10/01/2009  1,055,000    1,160,173
Illinois Health Facility Authority Silver Cross Hospital and
  Medical Center                                               5.250%  08/15/2015    650,000      671,431
Illinois HEFA Condell Medical Center                           6.000%  05/15/2010    500,000      544,815
Illinois HEFA Northwestern University(c)                       5.050%  11/01/2032    725,000      816,742
Iowa Finance Authority Revenue NCL                             5.500%  08/01/2007  1,000,000    1,133,460
Mass DFA Williston School AMT                                  6.000%  10/01/2013    240,000      247,836
Mass IFA Berkshire Retirement Development(c)                   6.000%  07/01/2018    500,000      517,725
Met Govt Nashville & Davidson TN Vanderbilt                    6.000%  05/01/2008    610,000      709,936
Michigan State Hospital Finance Authority                      5.250%  11/15/2010  1,000,000    1,091,700
Montana Student Assistance Corp.                               5.950%  12/01/2012     60,000       60,736
New Hampshire HEFA Monadnock Hospital                          5.250%  10/01/2007    280,000      278,905
New Mexico State Hospital Equipment Loan Revenue
  Presbyterian Healthcare Services                             5.750%  08/01/2012  1,000,000    1,122,110
New York Medical Center Mt. Sinai FHA                          5.950%  08/15/2009     20,000       20,369
New York Medical Center St. Luke's FHA                         5.600%  08/15/2013    390,000      402,285
Scranton PA Allied Rehabilitation                              7.125%  07/15/2005    475,000      481,132
Wisconsin State Transportation                                 5.500%  07/01/2010     15,000       17,186
                                                                                              -----------
Total Revenue Bonds (Cost $13,235,789)                                                         13,919,470
                                                                                              -----------
SPECIAL REVENUES -- 1.6%
New York City Transitional Financial Authority Revenue         5.500%  02/15/2011  1,000,000    1,167,980
                                                                                              -----------
Total Special Revenues (Cost $1,035,376)                                                        1,167,980
                                                                                              -----------
TOTAL BONDS (COST $62,965,404)                                                                 66,644,845
                                                                                              -----------
SHORT-TERM INVESTMENTS -- 5.4%
SHORT TERM BONDS -- 5.4%
Grand Forks ND Hospital Facility Revenue(c)                    1.160%  12/01/2016    400,000      400,000
Kansas State Transportation Highway Revenue - Series B-1(c)    1.130%  09/01/2020    700,000      700,000
University of North Carolina Hospital Chapel Hill Revenue(c)   1.140%  02/15/2031  2,700,000    2,700,000
                                                                                              -----------
                                                                                                3,800,000
                                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (COST $3,800,000)                                                  3,800,000
                                                                                              -----------

TOTAL INVESTMENTS -- 99.9% (COST $66,765,404)                                                 $70,444,845
OTHER ASSETS, LESS LIABILITIES -- 0.1%                                                             60,219
                                                                                              -----------
NET ASSETS -- 100.0%                                                                          $70,505,064
                                                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

ACA   - American Capital Access Holdings, Inc.
AMBAC - American Municipal Bond Assurance Corp.
AMT   - Alternative Minimum Tax
COP   - Certification of Participation
DFA   - Development Finance Agency
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance
GTD   - Guaranteed
HEFA  - Health & Educational Facilities Authority
HFA   - Housing Finance Authority
IBC   - Insured Bond Certificate
IDA   - Industrial Development Authority
IFA   - Industrial Finance Authority
MBIA  - Municipal Bond Insurance Association
NCL   - Non-callable
PSF   - Permanent School Fund
SFM   - Single Family Mortgage

(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.
(b)  Zero coupon security.
(c) Variable Rate Security; rate indicated is as of 9/30/03. Variable rate securities that reset monthly or more frequently are considered short-term securities for reporting purposes.
#    Delayed delivery contract.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Intermediate Tax Exempt Bond Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to provide a high level of interest income exempt from federal income taxes, while seeking preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories, and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Intermediate Tax Exempt Bond Fund was changed to Standish Mellon Intermediate Tax Exempt Bond Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions on shares of the Fund are declared daily from net investment income and distributed monthly. Distributions from capital gains, if any, will be distributed annually by the Fund. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards, post-October losses, losses deferred due to wash sales and net operating losses.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable or tax-exempt income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid at an annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.65% of the Fund's average daily net assets for the year ended September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon voluntarily waived a portion of its advisory fee in the amount of $20,927. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended September 30, 2003 were $32,143,303 and $47,875,497, respectively. For the year ended September 30, 2003, the Fund did not purchase or sell any long-term U.S. Government securities.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                             ------------------     ------------------
         Shares sold                                              1,067,097              618,679
         Shares issued to shareholders in payment of
           distributions declared                                    69,868               69,126
         Shares redeemed                                         (1,647,943)            (817,983)
                                                                 ----------             --------
         Net decrease                                              (510,978)            (130,178)
                                                                 ==========             ========

      At September 30, 2003, the Fund had one shareholder of record owning approximately 18% of the Fund's outstanding shares. Investment activity of this shareholder could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. Dividends paid by the Fund from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2003 was as follows:

         Unrealized appreciation                               $3,834,806
         Unrealized depreciation                                 (155,365)
                                                               ----------
         Net unrealized appreciation/depreciation               3,679,441
         Undistributed tax-exempt income                          107,980
         Undistributed ordinary income                              2,638
         Undistributed capital gains                            1,652,249
                                                               ----------
         Total distributable earnings                          $5,442,308
                                                               ==========
         Cost for federal income tax purposes                  $66,765,404

      The tax character of distributions paid during the fiscal year ended September, 30 2003, was as follows:

                                                                 AMOUNT
                                                               ----------
         Distributions paid from:
           Tax-exempt income                                   $2,788,210
           Ordinary income                                            451
           Capital gains                                          195,884

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
               STANDISH MELLON INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Fund may trade the following financial instruments with off-balance sheet risk:

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Fund held no outstanding futures contracts.

(7)  DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a "when-issued", "delayed delivery" or "forward commitment" basis. Delivery and payment for such securities typically take longer than the customary settlement periods. The payment obligation and interest rates on the securities are fixed at the time the fund enters into such commitments, but interest will not accrue to the fund until delivery of and payment for the securities. The fund may receive compensation for such forgone interest. Although the fund will only make commitments to purchase when-issued, delayed delivery or forward commitment securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the investment adviser. The fund offsets in its Statement of Assets and Liabilities the payables and receivables associated with the purchases and sales of when-issued, delayed delivery or forward commitment securities that have the same coupon, settlement date and broker. When-issued, delayed delivery or forward commitment securities that are purchased from or sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities.

      Unless the fund has entered into an offsetting agreement to sell the securities, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment will be segregated with the fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the fund's commitment.

      Securities purchased on a when-issued, delayed delivery or forward commitment basis may have a market value on delivery that is less than the amount paid by the fund. The fund may also sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

      See Schedule of Investments for outstanding delayed delivery transactions.

(8)  LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2003, the expense related to the commitment fee was $3,454 for the Fund.

      During the year ended September 30, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Intermediate Tax Exempt Bond Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: Standish Mellon Intermediate Tax Exempt Bond Fund (formerly, Standish Intermediate Tax Exempt Bond Fund) (the "Fund"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision Resources,                         11/3/1986             Board and Chief                              Corp.
Inc.                                                                  Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
         Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund
                       Management Discussion and Analysis
                                 September 2003

Steady coupon income enabled municipal bonds to post solid investment results, even while interest rates fluctuated wildly in the spring and summer of 2003. For the year ended September 30, 2003, the Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund produced a total return after expenses of 3.20%. This result trailed the benchmark performance index (Lehman Muni 3,5,7 and 10 Year Index) return of 4.30%. Please note that the Massachusetts Fund invests only in bonds where interest is exempt from Massachusetts and federal income taxes, while the benchmark index is national in scope.

Interest rates plunged in the first six months of 2003, causing investors seeking incremental yield to focus on sectors and securities with more credit risk. This quest was supported by new rating agency data showing that default rates among rated municipals are historically miniscule. As rates hit 40-year lows, however, retail investors' appetites for municipal bonds dwindled, and funds flowed out of the tax-exempt market and into equities. Declining retail buying was only partly offset by growing demand among property and casualty insurers, spurred by renewed profitability in the insurance industry. Throughout the year we witnessed extraordinary monthly swings in the Fund's returns as inconsistent demand combined with heavy supply, gyrating interest rates and the growing prominence of leveraged investors, such as hedge funds, combined to escalate volatility in the municipal market.

Income-oriented sectors of the tax-free bond market were bid up in the competition for excess income, and the Fund's holdings in hospital bonds, which typically carry a significant yield premium, outperformed. In contrast, a large allocation to lower-yielding triple-A rated insured bonds lagged. Housing bonds turned in strong results when rates rose in the summer and generated favorable relative returns for the 12-month period. The Fund continues to hold a large strategic weighting in this more defensive sector.

Massachusetts bonds benefited from scarcity as fewer new bonds were offered for sale. Despite suggestions of continuing budget problems in fiscal 2004, Massachusetts state general obligations performed well, which was favorable for the Fund's relative returns. Light new issue volume, combined with strong demand from individual investors, also caused government-backed pre-refunded bonds to register strong results. An underweight position in this sector detracted from the Fund's performance.

With municipal yields still very low, we are maintaining our strategic emphasis on high quality, intermediate term municipals. We will focus on sector and security selection to produce consistently competitive returns by generating excess income. In addition, it is important to note that municipals are usually more defensive instruments, ordinarily holding their values better than Treasuries do when rates begin to rise.

It has been our privilege to manage the Fund, and we thank you for your continued support.


/s/ STEVEN W. HARVEY                                     /s/ CHRISTINE L. TODD
Steven W. Harvey                                         Christine L. Todd

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
         Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund

             Comparison of Change in Value of $100,000 Investment in Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund, the
     Lehman Muni 3-5-7-10 Index and the Lipper Intermediate Muni Debt Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                Standish Mellon
                 Massachusetts                             Lipper
               Intermediate Tax       Lehman Muni       Intermediate
               Exempt Bond Fund     3-5-7-10 Index     Muni Debt Index
               ----------------     --------------     ---------------
     1993          111,047              110,488            111,449
     1994          109,667              110,416            110,030
     1995          119,110              120,957            119,600
     1996          124,208              126,367            124,755
     1997          133,587              135,817            133,591
     1998          143,533              145,693            142,974
     1999          143,272              147,264            142,240
     2000          150,039              155,016            149,099
     2001          164,021              169,708            162,851
     2002          175,648              183,416            174,918
     2003          181,270              191,303            180,951

------------------------------------------------------------------------------
                      Average Annual Total Return
                     (for period ended 09/30/2003)
                                                               Since Inception
1 Year           3 Year          5 Year           10 Year        11/02/1992
------           ------          ------           -------        ----------
3.20%             6.51%           4.78%            5.02%            5.60%

------------------------------------------------------------------------------

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $48,298,723)                                                      $51,063,173
  Receivable for investments sold                                          30,000
  Receivable for Fund shares sold                                             290
  Interest receivable                                                     721,357
  Prepaid expenses                                                          9,734
                                                                      -----------
    Total assets                                                       51,824,554
LIABILITIES
  Distributions payable                                      $45,062
  Accrued accounting, custody and transfer agent fees         11,379
  Accrued trustees' fees and expenses (Note 2)                 1,090
  Accrued expenses and other liabilities                      34,957
                                                              ------
    Total liabilities                                                      92,488
                                                                      -----------
NET ASSETS                                                            $51,732,066
                                                                      ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                     $47,727,866
  Accumulated net realized gain                                         1,229,428
  Undistributed net investment income                                      10,322
  Net unrealized appreciation                                           2,764,450
                                                                      -----------
TOTAL NET ASSETS                                                      $51,732,066
                                                                      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                               2,313,801
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                     $     22.36
                                                                      ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                         $2,640,920
EXPENSES
  Investment advisory fee (Note 2)                            $  243,971
  Accounting, custody, and transfer agent fees                   106,903
  Legal and audit services                                        40,653
  Registration fees                                                4,204
  Insurance expense                                               12,333
  Trustees' fees and expenses (Note 2)                             8,895
  Miscellaneous                                                   12,752
                                                              ----------
    Total expenses                                               429,711

Deduct:
  Waiver of investment advisory fee (Note 2)                     (33,257)
                                                              ----------
      Net expenses                                                           396,454
                                                                          ----------
        Net investment income                                              2,244,466
                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                           1,266,092
                                                              ----------
      Net realized gain                                                    1,266,092
  Change in unrealized appreciation (depreciation)
    Investment securities                                     (1,638,036)
                                                              ----------
      Change in net unrealized appreciation (depreciation)                (1,638,036)
                                                                          ----------
    Net realized and unrealized loss                                        (371,944)
                                                                          ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $1,872,522
                                                                          ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED             YEAR ENDED
                                                               SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                              ---------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                           $  2,244,466            $ 2,606,342
  Net realized gain                                                  1,266,092                 88,542
  Change in net unrealized appreciation (depreciation)              (1,638,036)             1,791,653
                                                                  ------------            -----------
  Net increase in net assets from investment operations              1,872,522              4,486,537
                                                                  ------------            -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                        (2,244,466)            (2,606,362)
  From net realized gains on investments                              (113,195)                    --
                                                                  ------------            -----------
  Total distributions to shareholders                               (2,357,661)            (2,606,362)
                                                                  ------------            -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                   5,014,924              5,060,578
  Value of shares issued to shareholders in payment of
    distributions declared                                           1,421,720              1,410,185
  Cost of shares redeemed                                          (19,945,194)            (6,870,952)
                                                                  ------------            -----------
  Net decrease in net assets from Fund share transactions          (13,508,550)              (400,189)
                                                                  ------------            -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (13,993,689)             1,479,986
NET ASSETS
  At beginning of year                                              65,725,755             64,245,769
                                                                  ------------            -----------
  At end of year (including undistributed net investment
    income of $10,322 and $1,160)                                 $ 51,732,066            $65,725,755
                                                                  ============            ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 22.52   $ 21.89   $ 20.89   $ 20.85   $ 21.78
                                                              -------   -------   -------   -------   -------
FROM INVESTMENT OPERATIONS:
  Net investment income*(1)                                      0.82      0.88      0.91      0.92      0.90
  Net realized and unrealized gain (loss) on investments        (0.12)     0.63      1.00      0.04     (0.93)
                                                              -------   -------   -------   -------   -------
Total from investment operations                                 0.70      1.51      1.91      0.96     (0.03)
                                                              -------   -------   -------   -------   -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.82)    (0.88)    (0.91)    (0.92)    (0.90)
  From net realized gain on investments                         (0.04)       --        --        --        --
                                                              -------   -------   -------   -------   -------
Total distributions to shareholders                             (0.86)    (0.88)    (0.91)    (0.92)    (0.90)
                                                              -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                                  $ 22.36   $ 22.52   $ 21.89   $ 20.89   $ 20.85
                                                              =======   =======   =======   =======   =======
TOTAL RETURN+                                                    3.20%     7.09%     9.32%     4.72%    (0.18)%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                        0.65%     0.65%     0.65%     0.65%     0.65%
  Net Investment Income (to average daily net assets)*           3.68%     4.01%     4.23%     4.43%     4.19%
  Portfolio Turnover                                               25%       13%       22%       23%       22%
  Net Assets, End of Year (000's omitted)                     $51,732   $65,726   $64,246   $64,340   $63,005

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share(1)                            $  0.81   $  0.87   $  0.91       N/A       N/A

Ratios (to average daily net assets):
  Expenses                                                       0.70%     0.68%     0.65%      N/A       N/A
  Net investment income                                          3.63%     3.98%     4.23%      N/A       N/A

(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                       PAR        VALUE
SECURITY                                                       RATE      MATURITY     VALUE     (NOTE 1A)
----------------------------------------------------------------------------------------------------------
BONDS -- 97.1%
GENERAL OBLIGATIONS -- 27.3%
Brockton MA State Qualified                                     5.650%  12/15/2004  $ 300,000  $   315,222
Commonwealth of Massachusetts                                   5.000%  12/01/2007  1,000,000    1,122,190
Commonwealth of Massachusetts                                   5.000%  12/01/2009    500,000      566,355
Commonwealth of Massachusetts                                   5.000%  12/01/2010    500,000      563,710
Commonwealth of Massachusetts NCL                               5.500%  12/01/2011  2,250,000    2,590,020
Commonwealth of Massachusetts NCL                               5.750%  10/01/2007    500,000      572,465
Commonwealth of Massachusetts NCL                               6.000%  11/01/2011    850,000    1,007,173
Commonwealth of Massachusetts Prerefunded                       5.625%  06/01/2018  1,000,000    1,163,940
Commonwealth of Massachusetts Prerefunded                       6.000%  06/01/2014  1,000,000    1,193,180
Commonwealth of Massachusetts Prerefunded - Series A            7.500%  06/01/2004    235,000      245,197
Commonwealth of Massachusetts - Series C                        5.250%  08/01/2009    835,000      938,649
Mass Bay Transportation Authority                               7.000%  03/01/2011  1,000,000    1,236,500
Mass College Building Authority                                 7.500%  05/01/2006    500,000      575,570
Mass College Building Authority                                 7.500%  05/01/2007    450,000      535,725
Mass College Building Authority                                 7.500%  05/01/2008    250,000      305,860
University of Mass Building Authority State Guarantee           6.625%  05/01/2007  1,000,000    1,164,170
                                                                                               -----------
Total General Obligations (Cost $13,253,660)                                                    14,095,926
                                                                                               -----------
GOVERNMENT BACKED -- 2.6%
Commonwealth of Massachusetts NCL - Series B                    6.500%  08/01/2008    550,000      657,294
Commonwealth of Massachusetts - Series A                        7.500%  06/01/2004     25,000       26,085
Mass HEFA Youville Hospital FHA Prerefunded - Series B          6.125%  02/15/2015    340,000      353,260
Puerto Rico Commonwealth Aqueduct & Sewer Authority FSA
  Prerefunded - Series A                                        9.000%  07/01/2009    280,000      312,298
                                                                                               -----------
Total Government Backed (Cost $1,266,366)                                                        1,348,937
                                                                                               -----------
HOUSING REVENUE -- 0.1%
Mass HFA Multi-Family Unit FNMA                                 6.300%  10/01/2013     50,000       51,214
                                                                                               -----------
Total Housing Revenue (Cost $50,965)                                                                51,214
                                                                                               -----------
INDUSTRIAL DEVELOPMENT -- 2.6%
Boston MA Industrial Development Financing Authority AMT        7.375%  05/15/2015    805,000      808,606
Mass DFA Waste Management Resource Recovery                     6.900%  12/01/2029    500,000      553,575
                                                                                               -----------
Total Industrial Development (Cost $1,305,000)                                                   1,362,181
                                                                                               -----------
INSURED BOND -- 21.3%
Commonwealth of Massachusetts AMBAC NCL AMT                     5.750%  08/01/2010  1,000,000    1,168,020
Commonwealth of Massachusetts MBIA NCL                          5.500%  11/01/2012    685,000      788,154
Mass Bay Transportation Authority FGIC                          7.000%  03/01/2011  1,055,000    1,308,422
Mass Bay Transportation Authority FGIC                          7.000%  03/01/2014    900,000    1,136,151
Mass DFA Curry College ACA                                      4.100%  03/01/2004     45,000       45,481
Mass DFA May Institute Asset Guaranty                           5.500%  09/01/2004    280,000      290,822
Mass DFA May Institute Asset Guaranty                           5.500%  09/01/2005    175,000      187,861
Mass HEFA Cape Cod Healthcare Asset Guaranty                    5.250%  11/15/2012    600,000      655,992
Mass HEFA Mass Eye and Ear ACA                                  5.000%  07/01/2005    660,000      696,914
Mass HEFA Partners FSA                                          5.500%  07/01/2007    635,000      714,775
Mass HFA Multi-Family Unit MBIA NCL                             5.550%  12/01/2004    500,000      519,640

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                      PAR        VALUE
SECURITY                                                       RATE     MATURITY     VALUE     (NOTE 1A)
---------------------------------------------------------------------------------------------------------
INSURED BOND (CONTINUED)
Mass Port Authority MBIA NCL                                    5.750%  07/01/2012  $1,000,000  $ 1,165,290
Mass Port Authority MBIA NCL AMT                                5.750%  07/01/2007     500,000      561,145
Puerto Rico Commonwealth FSA                                    5.500%  07/01/2012     400,000      464,860
Puerto Rico Commonwealth Highway & Transportation Authority
  MBIA                                                          5.500%  07/01/2013   1,140,000    1,328,465
                                                                                                -----------
Total Insured Bond (Cost $10,280,241)                                                            11,031,992
                                                                                                -----------
LEASE REVENUE -- 1.6%
Puerto Rico Housing Bank Appropriation                          5.125%  12/01/2005     750,000      805,425
                                                                                                -----------
Total Lease Revenue (Cost $747,268)                                                                 805,425
                                                                                                -----------
LOC -- 1.3%
Boston MA IFA LOC: Bank of New York                             5.875%  04/01/2030     440,000      462,264
Mass IFA Amesbury LOC: Citizens Bank AMT                        5.910%  09/01/2005     211,250      224,443
                                                                                                -----------
Total LOC (Cost $651,250)                                                                           686,707
                                                                                                -----------
REVENUE BONDS -- 30.6%
Mass Bay Transportation Authority Sales Tax Revenue             5.250%  07/01/2010   1,100,000    1,254,451
Mass DFA Biomedical Research                                    6.000%  08/01/2011     550,000      627,841
Mass DFA Deerfield Academy                                      5.000%  10/01/2013     500,000      555,245
Mass DFA Massachusetts College of Pharmacy                      5.750%  07/01/2006     280,000      303,979
Mass DFA Massachusetts College of Pharmacy and Allied Health
  Sciences NCL                                                  5.000%  07/01/2009     425,000      457,130
Mass DFA Williston School AMT                                   6.000%  10/01/2013     415,000      428,550
Mass HEFA Amherst College NCL                                   6.000%  11/01/2005     510,000      559,750
Mass HEFA Baystate Medical Center NCL                           5.000%  07/01/2010     250,000      268,602
Mass HEFA Boston College NCL                                    5.000%  06/01/2009   1,000,000    1,126,540
Mass HEFA Caritas Christi NCL                                   5.500%  07/01/2005     500,000      516,235
Mass HEFA Dana Farber Cancer Institute                          6.500%  12/01/2006     650,000      720,752
Mass HEFA Milford Hospital NCL                                  5.250%  07/15/2007     600,000      633,606
Mass HEFA No. Adams Regional Hospital                           6.750%  07/01/2009     600,000      602,520
Mass HEFA Tufts University NCL                                  5.500%  08/15/2015   1,050,000    1,224,436
Mass HEFA Winchester Hospital                                   5.750%  07/01/2024     500,000      520,525
Mass IFA Berkshire Retirement Development(a)                    6.000%  07/01/2018     530,000      548,788
Mass IFA Wentworth Institute                                    5.050%  10/01/2005     290,000      307,502
Mass Port Authority                                             5.750%  07/01/2012     700,000      804,328
Mass Port Authority                                             6.000%  07/01/2011   1,000,000    1,145,880
Mass Water Resource Authority NCL                               6.500%  07/15/2009   1,000,000    1,205,070
New England Education Loan Marketing Corp. NCL                  5.700%  07/01/2005   1,000,000    1,073,280
Puerto Rico Industrial Tour Ed Anamendez University             5.000%  02/01/2005     250,000      260,510
Puerto Rico Industrial Tour Ed Anamendez University             5.000%  02/01/2006     650,000      695,806
                                                                                                -----------
Total Revenue Bonds (Cost $15,225,074)                                                           15,841,326
                                                                                                -----------
SPECIAL REVENUES -- 9.7%
Foxborough MA Stadium                                           5.750%  06/01/2011   1,050,000    1,221,423
Mass Special Obligation NCL                                     5.000%  12/15/2013     500,000      556,405
Mass Special Obligation NCL                                     5.375%  06/01/2011     850,000      974,253

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                                       PAR        VALUE
SECURITY                                                       RATE     MATURITY      VALUE     (NOTE 1A)
----------------------------------------------------------------------------------------------------------
SPECIAL REVENUES (CONTINUED)
Mass Special Obligation NCL                                    5.500%  06/01/2013  $1,000,000  $ 1,158,780
Virgin Islands Public Finance Authority                        5.625%  10/01/2010   1,000,000    1,083,710
                                                                                               -----------
Total Special Revenues (Cost $4,674,005)                                                         4,994,571
                                                                                               -----------
TOTAL BONDS (COST $47,453,829)                                                                  50,218,279
                                                                                               -----------
SHORT-TERM INVESTMENTS -- 1.6%
SHORT TERM BONDS -- 1.5%
Mass DFA Boston University(a)                                  1.080%  10/01/2042     500,000      500,000
Mass HEFA Wellesley College(a)                                 1.150%  07/01/2039     300,000      300,000
                                                                                               -----------
                                                                                                   800,000
                                                                                               -----------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc. and
Investors Bank and Trust Company, due 10/01/03, with a maturity value of $44,895 and an effective yield of 0.70%, collaterized by a U.S. Government Obligation
with a rate of 8.125%, a maturity date of 8/15/21 and a market value of $45,807.                    44,894
                                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS (COST $844,894)                                                       844,894
                                                                                               -----------

TOTAL INVESTMENTS -- 98.7% (COST $48,298,723)                                                  $51,063,173
OTHER ASSETS, LESS LIABILITIES -- 1.3%                                                             668,893
                                                                                               -----------
NET ASSETS -- 100.0%                                                                           $51,732,066
                                                                                               ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ACA   - American Capital Access Holdings, Inc.
AMBAC - American Municipal Bond Assurance Corp.
AMT   - Alternative Minimum Tax
DFA   - Development Finance Agency
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance
HEFA  - Health & Educational Facilities Authority
HFA   - Housing Finance Authority
IFA   - Industrial Finance Authority
LOC   - Letter of Credit
MBIA  - Municipal Bond Insurance Association
NCL   - Non-callable

(a) Variable Rate Security; rate indicated is as of 9/30/03. Variable rate securities that reset monthly or more frequently are considered short- term securities for reporting purposes.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The objective of the Fund is to provide a high level of interest income exempt from Massachusetts and federal income taxes, while seeking preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in tax exempt municipal securities of Massachusetts issuers and other qualifying issuers (such as Puerto Rico, the U.S. Virgin Islands, and Guam).

      Since the Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Massachusetts Intermediate Tax Exempt Bond Fund was changed to Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Realized gains and losses from securities sold are recorded on the identified cost basis.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions on shares of the Fund are declared daily from net investment income and distributed monthly. Distributions from capital gains, if any, will be distributed annually by the Fund. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards, post-October losses, losses deferred due to wash sales and net operating losses.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable or tax-exempt income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      The investment advisory fee paid to Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of Mellon Financial Corporation, for overall investment advisory, administrative services, and general office facilities, is paid at an annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.65% of the Fund's average daily net assets for the year ended September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon voluntarily waived a portion of its advisory fee in the amount of $33,257. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

      No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended September 30, 2003 were $14,716,321 and $27,313,027, respectively. For the year ended September 30, 2003, the Fund did not purchase or sell any long-term U.S. Government securities.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                            ---------------------  ---------------------
         Shares sold                                                226,054               233,126
         Shares issued to shareholders in payment of
           distributions declared                                    64,015                64,586
         Shares redeemed                                           (895,193)             (314,178)
                                                                   --------              --------
         Net decrease                                              (605,124)              (16,466)
                                                                   ========              ========

      At September 30, 2003, the Fund had one shareholder of record owning approximately 30% of the Fund's outstanding shares. Investment activity of this shareholder could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. Dividends paid by the Fund from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2003 was as follows:

         Unrealized appreciation                                $2,840,885
         Unrealized depreciation                                   (76,435)
                                                                ----------
         Net unrealized appreciation/depreciation                2,764,450
         Undistributed tax-exempt income                            55,384
         Undistributed capital gains                             1,229,428
                                                                ----------
         Total distributable earnings                           $4,049,262
                                                                ==========
         Cost for federal income tax purposes                   $48,298,723

      The tax character of distributions paid during the fiscal year ended September 30, 2003, was as follows:

                                                                  AMOUNT
                                                                ----------
         Distributions paid from:
           Tax-exempt income                                    $2,244,407
           Ordinary income                                              59
           Capital gains                                           113,195

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
        STANDISH MELLON MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Fund may trade the following financial instruments with off-balance sheet risk:

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Fund held no outstanding futures contracts.

(7)  DELAYED DELIVERY TRANSACTIONS:

      The Fund may purchase securities on a "when-issued", "delayed delivery" or "forward commitment" basis. Delivery and payment for such securities typically take longer than the customary settlement periods. The payment obligation and interest rates on the securities are fixed at the time the fund enters into such commitments, but interest will not accrue to the fund until delivery of and payment for the securities. The fund may receive compensation for such forgone interest. Although the fund will only make commitments to purchase when-issued, delayed delivery or forward commitment securities with the intention of actually acquiring the securities, the fund may sell the securities before the settlement date if deemed advisable by the investment adviser. The fund offsets in its Statement of Assets and Liabilities the payables and receivables associated with the purchases and sales of when-issued, delayed delivery or forward commitment securities that have the same coupon, settlement date and broker. When-issued, delayed delivery or forward commitment securities that are purchased from or sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities.

      Unless the fund has entered into an offsetting agreement to sell the securities, cash or liquid obligations with a market value at least equal to the amount of the fund's commitment will be segregated with the fund's custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the fund's commitment.

      Securities purchased on a when-issued, delayed delivery or forward commitment basis may have a market value on delivery that is less than the amount paid by the fund. The fund may also sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the fund.

      At September 30, 2003, the Fund had no outstanding delayed delivery transactions.

(8)  LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2003, the expense related to the commitment fee was $2,719 for the Fund.

      During the year ended September 30, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of Standish Mellon Massachusetts Intermediate Tax Exempt Bond
   Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund (formerly, Standish Massachusetts Intermediate Tax Exempt Bond Fund) (the "Fund"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
               The Boston Company Small Capitalization Equity Fund

                       Management Discussion and Analysis
                                 September 2003

The Boston Company Small Capitalization Equity Fund's return for the fiscal year ended September 30, 2003 was 33.54% versus 41.72% for the Russell 2000 Growth Index. The strong absolute performance was the fund's best since the fiscal year ended September 2000. The fund lagged on a relative basis, following outperformance in the prior fiscal year.

Market Environment

Equity markets were positive during the year, with smaller stocks leading large and growth outperforming value. The broad Russell 3000 Index, which encompasses large and small companies, was up 25.9%. Smaller companies, as measured by the Russell 2000, were up 36.5%, while the large cap Russell 1000 gained 25.1%. While growth outperformed value across all capitalization ranges, the widest spread was in the smallest stocks - in both the small cap and mid cap indices growth outpaced value by over 10 percentage points.

Strong stock returns were driven by a firming economic outlook, albeit one with little job creation. GDP growth increased during the year to a 3.3% annual rate in the quarter ended June 30, up from 1.4% in the prior quarter, spurred by a 7.3% jump in business spending. Leading indicators continue to foretell expansion, up 2.4% in the six months through August. The recovery's soft spot remains employment. While initial claims for unemployment ticked down in August to around 400,000, a level considered the dividing line between job creation and job loss, we have not yet seen a robust improvement in the jobs market.

Portfolio Strategy & Results

The last twelve months were a particularly difficult period for active managers as the lowest quality stocks drove index returns. Recent work done by Merrill Lynch shows that the lowest quality companies, as ranked by Standard and Poor's, were up 57.8% in the nine months ended September 30, while the highest quality companies were up 13.4%. Further, a majority of these stocks have characteristics that do not appeal to many investors - low earnings, high multiples and weak fundamentals. Historically, these lower quality stocks tend to lead coming out of a recession as investors make an asset allocation trade into more risky assets. In small caps, this was seen most recently through the sharply increased trading volume in exchange traded funds (ETFs) that focus on smaller company indexes. Specifically, Russell 2000 ETF volume more than doubled to $4.7 billion from December 2002 to August 2003.

The portfolio's relative underperformance during this period was concentrated primarily in technology and services. In technology a combination of an underweight position (generally reduced throughout the year) and weak stock selection had a negative impact on performance. The underperformance in services was driven by selection. Specifically, positions in Central Parking and Scholastic had a negative impact on returns. Central Parking's focus on parking lots in metropolitan areas led to poor results as fewer people drove to work during the downturn and corporate layoffs continued. Scholastic's book clubs proved to be more economically sensitive than expected, pulling down earnings. On the positive side, retail holdings such as Children's Place and Linens `n' Things contributed to outperformance in the consumer sector. Similarly, the fund's energy holdings more than doubled the returns of those in the benchmark, helped by positions in Patina Oil & Gas and Key Energy Services.

Outlook

Investors' increasing love of risk over the last 12 months has led to a near term focus on the lowest rated, most leveraged, most expensive companies. We believe that, for the market to sustain its upward momentum, higher quality companies - those with strong growth rates, real earnings, and reasonable valuations relative to their growth rates - will likely assume market leadership. This would result in a shift away from some of the best performing sectors, like technology and biotech, to areas that exhibit recognizable, sustainable sources of earnings. These areas, which could include consumer staples and industrial companies, are those we believe hold the best long-term potential for our investors.


Sincerely,

/s/ W. RANDALL WATTS

W. Randall Watts

--------------------------------------------------------------------------------

                   Mellon Institutional Funds Investment Trust
               The Boston Company Small Capitalization Equity Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
       Small Capitalization Equity Fund and the Russell 2000 Growth Index

[DATA BELOW IS REPRESENTED BY A MOUNTAIN CHART IN THE ORIGINAL REPORT]

                     TBC Small Cap     Russell 2000
                      Equity Fund      Growth Index
                     -------------     ------------
         1988            125,625          121,430
         1989            163,655          149,975
         1990            120,245          110,628
         1991            205,080          166,800
         1992            220,679          166,433
         1993            296,860          215,006
         1994            312,249          216,890
         1995            388,795          278,003
         1996            455,807          313,055
         1997            600,058          386,168
         1998            436,869          290,271
         1999            629,175          384,975
         2000          1,054,755          499,173
         2001            563,448          286,597
         2002            491,548          234,546
         2003            656,090          332,411

--------------------------------------------------------------------------------
                           Average Annual Total Return
                          (for period ended 09/30/2003)
                                                                  Since
                                                                Inception
     1 Year         3 Year        5 Year        10 Year        01/01/1988*
     ------         ------        ------        -------        -----------
     33.54%        -14.64%         8.47%         8.25%           12.69%

--------------------------------------------------------------------------------
*Combined Limited Partnership and Mutual Fund Performance

Must be preceded or accompanied by a prospectus which contains more complete information and should be read carefully before investing. Copyright 2003, Mellon Funds Distributor, L.P. Member, NASD. The investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

            Past performance is not predictive of future performance.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $19,261,775)                                                       $21,920,134
  Cash                                                                         337
  Receivable for investments sold                                          634,977
  Interest and dividends receivable                                          4,638
  Prepaid expenses                                                          10,079
                                                                       -----------
    Total assets                                                        22,570,165
LIABILITIES
  Payable for investments purchased                           $614,507
  Payable for Fund shares redeemed                             50,000
  Accrued accounting, custody and transfer agent fees           8,667
  Accrued trustees' fees and expenses (Note 2)                    582
  Accrued expenses and other liabilities                       44,223
                                                              -------
    Total liabilities                                                      717,979
                                                                       -----------
NET ASSETS                                                             $21,852,186
                                                                       ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $29,453,557
  Accumulated net realized loss                                        (10,259,751)
  Undistributed net investment income                                           21
  Net unrealized appreciation                                            2,658,359
                                                                       -----------
TOTAL NET ASSETS                                                       $21,852,186
                                                                       ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                2,304,205
                                                                       ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                      $      9.48
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of $294)             $  104,332
  Interest income (including securities lending income of
    $5,666 (Note 7))                                                          7,854
                                                                         ----------
    Total investment income                                                 112,186
EXPENSES
  Investment advisory fee (Note 2)                            $ 117,157
  Accounting, custody, and transfer agent fees                   87,259
  Legal and audit services                                       43,984
  Registration fees                                               8,340
  Insurance expense                                               5,358
  Trustees' fees and expenses (Note 2)                            2,710
  Miscellaneous                                                   9,182
                                                              ---------
    Total expenses                                              273,990

Deduct:
  Waiver of investment advisory fee (Note 2)                   (117,157)
  Reimbursement of Fund operating expenses (Note 2)             (12,339)
                                                              ---------
    Total expense deductions                                   (129,496)
                                                              ---------
      Net expenses                                                          144,494
                                                                         ----------
        Net investment loss                                                 (32,308)
                                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                          2,330,320
    Financial futures contracts                                  80,818
                                                              ---------
      Net realized gain                                                   2,411,138
  Change in unrealized appreciation (depreciation)
    Investment securities                                     3,405,645
    Financial futures contracts                                  30,665
                                                              ---------
      Change in net unrealized appreciation (depreciation)                3,436,310
                                                                         ----------
    Net realized and unrealized gain                                      5,847,448
                                                                         ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $5,815,140
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                            $   (32,308)        $   (48,368)
  Net realized gain (loss)                                         2,411,138          (3,865,376)
  Change in net unrealized appreciation (depreciation)             3,436,310           1,379,506
                                                                 -----------         -----------
  Net increase (decrease) in net assets from investment
    operations                                                     5,815,140          (2,534,238)
                                                                 -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                          (1,316)                 --
                                                                 -----------         -----------
  Total distributions to shareholders                                 (1,316)                 --
                                                                 -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                   180,799           5,938,831
  Value of shares issued to shareholders in payment of
    distributions declared                                             1,007                  --
  Cost of shares redeemed                                         (3,004,570)         (1,616,649)
                                                                 -----------         -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                                  (2,822,764)          4,322,182
                                                                 -----------         -----------
TOTAL INCREASE IN NET ASSETS                                       2,991,060           1,787,944
NET ASSETS
  At beginning of year                                            18,861,126          17,073,182
                                                                 -----------         -----------
  At end of year (including undistributed net investment
    income of $21 and $0)                                        $21,852,186         $18,861,126
                                                                 ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                           -------------------------------------------------------------------
                                                             2003          2002         2001(6)        2000(6)         1999(6)
                                                           -------       -------       --------       --------        --------
NET ASSET VALUE, BEGINNING OF YEAR                         $  7.10       $  8.15       $ 230.48       $ 163.38        $ 125.22
                                                           -------       -------       --------       --------        --------
FROM INVESTMENT OPERATIONS:
  Net investment loss*(1)                                    (0.01)        (0.02)         (0.07)         (1.29)          (0.84)
  Net realized and unrealized gain (loss) on investments      2.39(7)      (1.03)(7)     (54.83)(7)     101.69           53.31
                                                           -------       -------       --------       --------        --------
Total from investment operations                              2.38         (1.05)        (54.90)        100.40           52.47
                                                           -------       -------       --------       --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (0.00)(2)        --             --             --              --
  From net realized gain on investments                         --            --        (167.43)        (33.30)         (14.31)
                                                           -------       -------       --------       --------        --------
Total distributions to shareholders                          (0.00)           --        (167.43)        (33.30)         (14.31)
                                                           -------       -------       --------       --------        --------
NET ASSET VALUE, END OF YEAR                               $  9.48       $  7.10       $   8.15       $ 230.48        $ 163.38
                                                           =======       =======       ========       ========        ========
TOTAL RETURN+                                                33.54%       (12.88)%       (46.58)%        67.64%          44.02%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(3)                  0.74%         0.74%          0.74%          0.74%           0.74%
  Net Investment Loss (to average daily net assets)*         (0.17)%       (0.24)%        (0.33)%        (0.57)%         (0.56)%
  Portfolio Turnover                                           252%(5)       248%(5)        136%(5)        153%(5)         173%(4)
  Net Assets, End of Year (000's omitted)                  $21,852       $18,861       $ 17,073       $151,063        $147,332

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and the ratios would have been:

Net investment loss per share(1)        $  (0.07) $  (0.08) $  (0.14) $  (0.45) $  (0.30)
Ratios (to average daily net assets):
  Expenses(3)                               1.40%     1.46%     1.08%     0.77%     0.80%
  Net investment loss                      (0.83)%   (0.96)%   (0.67)%   (0.60)%   (0.62)%

+    Total return would have been lower in the absense of expense waivers.
(1)  Calculated using average shares outstanding.
(2)  Calculates to less than $0.01 per share.
(3) Includes the Fund's share of the The Boston Company Small Capitalization Equity Portfolio's allocated expenses for the periods from May 3, 1996 to January 27, 2000.
(4) Represents activity of The Boston Company Small Capitalization Equity Portfolio while the Fund was invested in The Boston Company Small Capitalization Equity Portfolio.
(5) Represents portfolio turnover of the The Boston Company Small Capitalization Equity Fund while the Fund was investing directly in securities.
(6) Amounts were adjusted to reflect a 1:3 reverse share split effective December 14, 2000.
(7) Amounts include litigation proceeds received by the Fund of $0.01 for the year ended September 30, 2003 relating to securities litigation, $0.15 for the year ended September 30, 2002 relating to the settlement of multiple class action lawsuits and $0.14 for the year ended September 30, 2001 relating to NASDAQ recovery.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                      SHARES   (NOTE 1A)
---------------------------------------------------------------------------------
EQUITIES -- 96.5%
BASIC INDUSTRY -- 1.7%
CUNO, Inc.*                                                    2,900  $   113,651
Glamis Gold Ltd.*                                              8,400      110,880
Stake Technology Ltd.*                                        15,200      140,752
                                                                      -----------
                                                                          365,283
                                                                      -----------
CAPITAL GOODS -- 6.5%
FMC Technologies, Inc.*                                        5,300      113,526
Herley Industries, Inc.*                                      11,400      199,728
MSC Industrial Direct Co., Inc., Class A                      15,900      331,515
Sauer-Danfoss, Inc.                                            9,200      129,720
United Defense Industries, Inc.*                              10,200      289,578
Universal Compression Holdings, Inc.*                          5,800      124,816
Wabtec Corp.                                                  14,500      229,825
                                                                      -----------
                                                                        1,418,708
                                                                      -----------
CONSUMER STABLE -- 3.1%
Delta & Pine Land Co.                                          9,150      210,541
Dial Corp.                                                    11,100      239,094
NBTY, Inc.*                                                    5,000      116,750
United Natural Foods, Inc.*                                    3,300      109,527
                                                                      -----------
                                                                          675,912
                                                                      -----------
EARLY CYCLICAL -- 3.4%
Fleetwood Enterprises, Inc.*                                   9,590       88,899
Jarden Corp.*                                                  2,900      109,475
Nu Skin Asia Pacific, Inc., Class A                           18,700      238,425
RedEnvelope, Inc.*                                             9,600      134,400
Yankee Candle Co., Inc.*                                       6,600      168,168
                                                                      -----------
                                                                          739,367
                                                                      -----------
ENERGY -- 4.3%
Arch Coal, Inc.                                               10,300      228,763
Evergreen Resources, Inc.*                                     4,300      116,100
Key Energy Services, Inc.*                                    11,200      108,080
KFX, Inc.*                                                    29,000      145,580
Patina Oil & Gas Corp.                                         3,237      117,309
Quicksilver Resources, Inc.*                                   4,500      109,935
Western Gas Resources, Inc.                                    2,800      106,400
                                                                      -----------
                                                                          932,167
                                                                      -----------
FINANCIAL -- 11.6%
BOK Financial Corp.*                                           5,098      192,042
City National Corp.                                            2,200      112,112
Community First Bankshares, Inc.                               3,650       96,469
Cullen/Frost Bankers, Inc.                                     4,400      163,812
CVB Financial Corp.                                            9,012      171,228
First Community Bancorp                                        6,500      217,685

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                      SHARES   (NOTE 1A)
---------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
First Midwest Bancorp, Inc.                                    5,350  $   158,948
Investors Financial Services Corp.                             3,350      105,190
Jefferies Group, Inc.                                          2,800       80,500
Knight Trading Group, Inc.*                                   20,800      238,160
Mercantile Bank Corp.                                          3,500      116,200
New York Community Bancorp, Inc.                               9,133      287,781
PrivateBancorp, Inc.                                           3,400      112,574
Scottish Re Group Ltd.                                         6,400      154,560
Southwest Bancorp of Texas, Inc.                               2,650       96,751
Triad Guaranty, Inc.*                                          4,900      240,492
                                                                      -----------
                                                                        2,544,504
                                                                      -----------
GROWTH CYCLICAL -- 9.6%
Brookstone, Inc.*                                              6,300      124,929
Charlotte Russe Holding, Inc.*                                 7,100       73,059
Coldwater Creek, Inc.*                                        15,150      148,773
Dick's Sporting Goods, Inc.*                                   6,400      238,976
Hibbet Sporting Goods, Inc.*                                   4,600      110,032
Ingram Micro, Inc., Class A*                                  32,500      424,125
Inter Parfums, Inc.                                            3,000       30,000
Linens 'N Things, Inc.*                                        8,700      206,886
Marine Products Corp.                                          8,900      131,008
Quiksilver, Inc.*                                              6,400      102,080
Rare Hospitality International, Inc.*                          9,150      227,926
Ruby Tuesday, Inc.                                             4,450      107,289
Steven Madden Ltd.*                                            9,300      176,421
                                                                      -----------
                                                                        2,101,504
                                                                      -----------
HEALTH CARE -- 21.2%
Adolor Corp.*                                                  7,000      128,450
Advanced Neuromodulation Systems, Inc.*                        3,150      125,685
Celgene Corp.*                                                 5,000      216,650
Community Health Systems, Inc.*                                7,200      156,240
Connetics Corp.*                                              10,000      180,600
Cooper Companies, Inc.                                         2,850      116,137
Covance, Inc.*                                                 5,100      114,138
Coventry Health Care, Inc.*                                    3,200      168,768
Digene Corp.*                                                  3,500      143,010
Flamel Technologies SA Sponsored ADR*                          8,100      273,051
Idexx Laboratories, Inc.*                                      3,900      165,711
K-V Pharmaceutical Co., Class A*                               6,450      145,125
Kensey Nash Corp.*                                             2,400       56,352
Medicines Co. (The)*                                           4,900      127,400
Nektar Therapeutics*                                          17,500      224,000
Neurocrine Biosciences, Inc.*                                  2,800      138,656
NPS Pharmaceuticals, Inc.*                                     4,650      129,503
Orthofix International NV*                                     4,900      179,340
Pain Therapeutics, Inc.*                                      14,800       91,020
Pharmaceutical Resources, Inc.*                                2,700      184,194
Respironics, Inc.*                                             7,800      325,884

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                      SHARES   (NOTE 1A)
---------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Select Medical Corp.*                                         13,650  $   393,120
Sicor, Inc.*                                                   5,500      106,040
STERIS Corp.*                                                  7,300      168,046
Therasense, Inc.*                                              9,550      119,280
Triad Hospitals, Inc.*                                         5,400      163,512
United Therapeutics Corp.*                                     5,800      131,022
Vicuron Pharmaceuticals, Inc.*                                 9,700      171,690
                                                                      -----------
                                                                        4,642,624
                                                                      -----------
REAL ESTATE -- 0.8%
Innkeepers USA Trust, REIT                                    20,200      175,740
                                                                      -----------
SERVICES -- 14.3%
Arbitron, Inc.*                                                2,700       95,310
Celadon Group, Inc.*                                          10,900      140,065
Charles River Associates, Inc.*                                3,300       94,149
Citadel Broadcasting Corp.*                                    5,440      107,494
Cumulus Media, Inc.*                                           5,900      100,595
Devry, Inc.*                                                   4,600      108,836
Emmis Broadcasting Corp., Class A*                            11,400      230,052
Forrester Research, Inc.*                                      6,600       94,578
Harris Interactive, Inc.                                       5,600       39,424
Heidrick & Struggles International, Inc.*                     10,500      177,765
Hollywood Entertainment Corp.*                                 6,600      112,200
Inforte Corp.*                                                25,200      211,680
Internet Security Systems, Inc.*                              13,200      165,000
JB Hunt Transport Services, Inc.*                              9,600      249,792
Korn/Ferry International*                                     11,450       94,463
Lions Gate Entertainment Corp.*                               90,000      269,100
Mid Atlantic Medical Sevices, Inc.*                            3,150      162,005
MPS Group, Inc.*                                              23,810      214,290
Quanta Services, Inc.*                                        18,500      152,995
Sylvan Learning Systems, Inc.*                                 3,900      106,392
VCA Antech, Inc.*                                              8,550      201,353
                                                                      -----------
                                                                        3,127,538
                                                                      -----------
TECHNOLOGY -- 20.0%
ADC Telecommunications, Inc.*                                 43,200      100,656
Applied Micro Circuits Corp.*                                 40,050      195,044
Centillium Communications, Inc.*                              16,800      118,776
Cypress Semiconductor Corp.*                                  12,600      222,768
Digital Theater Systems, Inc.*                                 4,970      141,551
FileNet Corp.*                                                 5,600      112,392
Fisher Scientific International, Inc.*                         8,800      349,272
FormFactor, Inc.*                                              5,850      126,536
Foundry Networks, Inc.*                                        9,850      211,874
Global Imaging Systems, Inc.*                                  4,300      105,780
GlobespanVirata, Inc.*                                        20,800      150,176
Helix Technology Corp.                                        12,200      199,714
Lam Research Corp.*                                            9,400      208,210

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                      SHARES   (NOTE 1A)
---------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Manhattan Associates, Inc.*                                    7,600  $   196,764
ManTech International Corp., Class A*                         11,650      289,852
Manufacturers' Services Ltd.*                                 42,800      214,000
Manugistics Group, Inc.*                                      29,400      161,112
Netgear, Inc.*                                                 9,900      164,736
NetScreen Technologies, Inc.*                                  4,600      102,258
Networks Associates, Inc.*                                    15,800      217,407
ScanSoft, Inc.*                                               46,700      195,673
SI International, Inc.*                                       12,600      205,380
SM&A*                                                          5,800       66,758
Sycamore Networks, Inc.*                                      35,150      172,235
Verisign, Inc.*                                               10,200      137,394
                                                                      -----------
                                                                        4,366,318
                                                                      -----------
TOTAL EQUITIES (COST $18,431,306)                                      21,089,665
                                                                      -----------

                                                                                   PAR
                                                               RATE    MATURITY   VALUE
                                                              ------  ----------  ------
SHORT-TERM INVESTMENTS -- 3.8%
U.S. GOVERNMENT -- 0.2%
U.S. Treasury Bill                                            0.881%  12/18/2003  $50,000      49,905
                                                                                          -----------
REPURCHASE AGREEMENTS -- 3.6%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc.
and Investors Bank & Trust Company, due 10/01/03, with a maturity value of
$780,580 and an effective yield of 0.70%, collateralized by a U.S. Government
Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market value
of $797,048.                                                                                  780,564
                                                                                          -----------
TOTAL SHORT-TERM INVESTMENTS (COST $830,469)                                                  830,469
                                                                                          -----------

TOTAL INVESTMENTS -- 100.3% (COST
 $19,261,775)                             $  21,920,134
OTHER ASSETS, LESS LIABILITIES -- (0.3%)        (67,948)
                                          -------------
NET ASSETS -- 100.0%                      $  21,852,186
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies with total market capitalizations equal to or less than 75% of the average total market capitalization of the largest companies included in the Russell 2000 Growth Index measured at the end of each of the previous twelve months.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Small Capitalization Equity Fund was changed to The Boston Company Small Capitalization Equity Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales, excise tax regulations and capital loss carryovers.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective
      July 1, 2003. For the year ended September 30, 2003, the Fund paid $83,888 and $33,269 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.60% of the Fund's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.74% of the Fund's average daily net assets for the year ended
      September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose its investment advisory fee of $117,157 and reimbursed the Fund for $12,339 of its operating expenses. Effective November 1, 2003, the voluntary expense limitation was changed to 1.00% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is applicable to shares of the Fund purchased on or after January 28, 2003. For the period ended September 30, 2003, the Fund received no redemption fees.

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 2003, were $47,904,391 and $50,396,743, respectively. For the year ended September 30, 2003, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED             YEAR ENDED
                                                             SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                                            ---------------------  ---------------------
         Shares sold                                                    23,955                739,360
         Shares issued to shareholders in payment of
           distributions declared                                          130                     --
         Shares redeemed                                              (374,824)              (179,134)
                                                               ---------------        ---------------
         Net increase (decrease)                                      (350,739)               560,226
                                                               ===============        ===============

      At September 30, 2003, three shareholders held of record approximately 29%, 27%, and 12% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish Mellon and its affiliates have either sole or joint investment discretion.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2003, was as follows:

         Unrealized appreciation                                    $ 2,909,847
         Unrealized depreciation                                       (295,253)
                                                                    -----------
         Net unrealized appreciation/depreciation                     2,614,594
         Capital loss carry-forward                                 (10,215,965)
                                                                    -----------
         Total distributable earnings                               $(7,601,371)
                                                                    ===========
         Cost for federal income tax purposes                       $19,305,540

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
          $3,406,176       9/30/2009
           6,056,870       9/30/2010
             752,919       9/30/2011

      The tax character of distributions paid during the fiscal year ended September 30, 2003, was as follows:

         Distributions paid from:
           Ordinary income                                             $1,316

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2003.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
              THE BOSTON COMPANY SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2003, the Fund held no outstanding financial futures contracts.

(7)  SECURITY LENDING:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      The Fund loaned securities during the year ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Fund had no securities on loan.

(8)  LINE OF CREDIT:

      The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2003, the commitment fee was $810 for the Fund.

      During the year ended September 30, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of The Boston Company Small Capitalization Equity Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: The Boston Company Small Capitalization Equity Fund (formerly, Standish Small Capitalization Equity Fund) (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street Beverly,                                             trust office)
MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

                   Mellon Institutional Funds Investment Trust

November 28, 2003

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2003.

This year might best be summarized as one in which risk-taking returned to the financial markets. For most of last year, market sentiment was notably bearish, characterized by a flight to quality. It's worth recalling that the first half of 2002 produced the worst six-month performance for the S&P 500 Index in more than 30 years, with a loss of almost 14%.

In contrast, over the past 12 months, the greatest gains have been made by the stock market and the lowest-rated corporate debt. For the 12 months ended September 30, the S&P 500 has gained 22%, while the Merrill Lynch C-Rated High Yield Index advanced 42%. In keeping with the risk-taking trend, small cap stocks, as measured by the Russell 2000 Index, advanced 34%. International stocks also have enjoyed a healthy rebound, advancing 9%, as measured by the MSCI EAFE Index. In comparison, intermediate U.S. Treasuries had a total return of just 3%, after providing a total return of 13% in 2002, as measured by the Merrill Lynch 5-7 Yr. Treasury Index.

The financial markets were reacting to the increasing strength of the economy. After several sluggish quarters, economic activity in the U.S. accelerated in the summer months and remains strong. The sources of strength include a) continuing monetary ease that has induced substantial mortgage refinancing and housing activity, b) Federal fiscal stimulus from large new tax cuts and sharp increases in defense spending, and c) a gradual improvement in business capital spending after many quarters of stagnation. Soft spots to date include inventory investment, employment, state and local spending, and net exports.

The renewal of economic strength has created a schizophrenic year for the bond markets. Until late June, the market's tone had been set by an expectation of continued sluggish growth. In June, the Fed made explicit its intent to keep short-term interest rates low for a "considerable period." But the Fed announcement was perceived as a disappointment by the market, which promptly caused a sharp summer selloff in bonds. In September, bonds recouped some of their losses, as market participants felt the selloff had been overdone. The yield curve remains very steep, influenced by the Fed at the short end, but with the intermediate maturities under pressure from the large volume of Treasury financing in that sector. With the recent bump in yields and inflation still relatively quiescent, real interest rates have increased to the lower end of what have been the historic norms.

Looking ahead, it's clear that there are some serious distortions and imbalances in world economies including structural problems in Japan and core Europe, the U.S. current account deficit, and the leverage in the consumer balance sheet. It is impossible to predict when these restraints might undermine economic activity, but the latter part of 2004 or the year 2005 could be a period of vulnerability when there will be a loss of incremental fiscal stimulus as well as the lagged effect of higher interest rates.

Nevertheless, the near term economic outlook has brightened, business activity has some significant momentum which should carry over into 2004. The result should be favorable growth, especially in business investment. We expect inflation to remain modest and corporate profit growth to be reasonably strong.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.


Sincerely,

/ signed /

Patrick J. Sheppard

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax Sensitive Equity Fund

                       Management Discussion and Analysis
                                 September 2003

The Boston Company Small Cap Tax Sensitive Equity Fund's return for the fiscal year ended September 30, 2003 was 31.29% versus 41.72% for the Russell 2000 Growth Index. The strong absolute performance was the fund's best since the fiscal year ended September 2000. The fund lagged on a relative basis, following outperformance in the prior fiscal year.

Market Environment

Equity markets were positive during the year, with smaller stocks leading large and growth outperforming value. The broad Russell 3000 Index, which encompasses large and small companies, was up 25.9%. Smaller companies, as measured by the Russell 2000, were up 36.5%, while the large cap Russell 1000 gained 25.1%. While growth outperformed value across all capitalization ranges, the widest spread was in the smallest stocks - in both the small cap and mid cap indices growth outpaced value by over 10 percentage points.

Strong stock returns were driven by a firming economic outlook, albeit one with little job creation. GDP growth increased during the year to a 3.3% annual rate in the quarter ended June 30, up from 1.4% in the prior quarter, spurred by a 7.3% jump in business spending. Leading indicators continue to foretell expansion, up 2.4% in the six months through August. The recovery's soft spot remains employment. While initial claims for unemployment ticked down in August to around 400,000, a level considered the dividing line between job creation and job loss, we have not yet seen a robust improvement in the jobs market.

Portfolio Strategy & Results

The last twelve months were a particularly difficult period for active managers as the lowest quality stocks drove index returns. Recent work done by Merrill Lynch shows that the lowest quality companies, as ranked by Standard and Poor's, were up 57.8% in the nine months ended September 30, while the highest quality companies were up 13.4%. Further, a majority of these stocks have characteristics that do not appeal to many investors - low earnings, high multiples and weak fundamentals. Historically, these lower quality stocks tend to lead coming out of a recession as investors make an asset allocation trade into more risky assets. In small caps, this was seen most recently through the sharply increased trading volume in exchange traded funds (ETFs) that focus on smaller company indexes. Specifically, Russell 2000 ETF volume more than doubled to $4.7 billion from December 2002 to August 2003.

The portfolio's relative underperformance during this period was concentrated primarily in technology and services. In technology a combination of an underweight position (generally reduced throughout the year) and weak stock selection had a negative impact on performance. The underperformance in services was driven by selection. Specifically, positions in Central Parking and Scholastic had a negative impact on returns. Central Parking's focus on parking lots in metropolitan areas led to poor results as fewer people drove to work during the downturn and corporate layoffs continued. Scholastic's book clubs proved to be more economically sensitive than expected, pulling down earnings. On the positive side, retail holdings such as Children's Place and Linens `n' Things contributed to outperformance in the consumer sector. Similarly, the fund's energy holdings more than doubled the returns of those in the benchmark, helped by positions in Patina Oil & Gas and Key Energy Services.

Outlook

Investors' increasing love of risk over the last 12 months has led to a near term focus on the lowest rated, most leveraged, most expensive companies. We believe that, for the market to sustain its upward momentum, higher quality companies - those with strong growth rates, real earnings, and reasonable valuations relative to their growth rates - will likely assume market leadership. This would result in a shift away from some of the best performing sectors, like technology and biotech, to areas that exhibit recognizable, sustainable sources of earnings. These areas, which could include consumer staples and industrial companies, are those we believe hold the best long-term potential for our investors.


Sincerely,

/s/ W. RANDALL WATTS

W. Randall Watts

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $93,103,132)                                                         $107,064,115
  Cash                                                                          1,548
  Receivable for investments sold                                           2,916,409
  Receivable for Fund shares sold                                              29,945
  Interest and dividends receivable                                            20,509
  Prepaid expenses                                                             19,849
                                                                         ------------
    Total assets                                                          110,052,375
LIABILITIES
  Payable for investments purchased                           $3,186,455
  Payable for Fund shares redeemed                               60,404
  Payable for variation margin on open financial futures
    contracts (Note 6)                                           32,100
  Accrued accounting, custody and transfer agent fees            15,268
  Accrued trustees' fees and expenses (Note 2)                    2,074
  Accrued expenses and other liabilities                         37,949
                                                              ---------
    Total liabilities                                                       3,334,250
                                                                         ------------
NET ASSETS                                                               $106,718,125
                                                                         ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                        $110,696,675
  Accumulated net realized loss                                           (17,753,647)
  Undistributed net investment income                                             104
  Net unrealized appreciation                                              13,774,993
                                                                         ------------
TOTAL NET ASSETS                                                         $106,718,125
                                                                         ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                   3,607,349
                                                                         ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Net Assets/Shares outstanding)                                        $      29.58
                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income (including securities lending income of
    $27,215 (Note 7))                                                     $    43,082
  Dividend income (net of foreign withholding taxes of
    $1,068)                                                                   482,985
                                                                          -----------
    Total investment income                                                   526,067
EXPENSES
  Investment advisory fee (Note 2)                            $  738,209
  Accounting, custody, and transfer agent fees                   137,769
  Legal and audit services                                        50,248
  Registration fees                                               18,604
  Insurance expense                                               13,264
  Trustees' fees and expenses (Note 2)                            11,651
  Miscellaneous                                                   17,862
                                                              ----------
    Total expenses                                               987,607

Deduct:
  Waiver of investment advisory fee (Note 2)                     (64,845)
                                                              ----------
      Net expenses                                                            922,762
                                                                          -----------
        Net investment loss                                                  (396,695)
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                           8,368,634
    Financial futures contracts                                1,070,165
                                                              ----------
      Net realized gain                                                     9,438,799
  Change in unrealized appreciation (depreciation)
    Investment securities                                     17,063,902
    Financial futures contracts                                  (37,168)
                                                              ----------
      Change in net unrealized appreciation (depreciation)                 17,026,734
                                                                          -----------
    Net realized and unrealized gain                                       26,465,533
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $26,068,838
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED          YEAR ENDED
                                                              SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                                              ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                            $   (396,695)       $   (443,507)
  Net realized gain (loss)                                          9,438,799         (22,310,918)
  Change in net unrealized appreciation (depreciation)             17,026,734           7,793,117
                                                                 ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                     26,068,838         (14,961,308)
                                                                 ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                 19,249,572          44,907,905
  Cost of shares redeemed                                         (21,069,623)        (29,187,786)
                                                                 ------------        ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                   (1,820,051)         15,720,119
                                                                 ------------        ------------
TOTAL INCREASE IN NET ASSETS                                       24,248,787             758,811
NET ASSETS
  At beginning of year                                             82,469,338          81,710,527
                                                                 ------------        ------------
  At end of year (including undistributed net investment
    income of $104 and $0)                                       $106,718,125        $ 82,469,338
                                                                 ============        ============

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------------------
                                                             2003           2002         2001       2000         1999
                                                           --------       -------      -------    --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                         $  22.53       $ 26.23      $ 63.32    $  40.70     $  25.89
                                                           --------       -------      -------    --------     --------
FROM INVESTMENT OPERATIONS:
  Net investment loss*(1)                                     (0.11)        (0.13)       (0.20)      (0.39)       (0.21)
  Net realized and unrealized gain (loss) on investments       7.16(2)      (3.57)(2)   (28.28)      33.65        15.02
                                                           --------       -------      -------    --------     --------
Total from investment operations                               7.05         (3.70)      (28.48)      33.26        14.81
                                                           --------       -------      -------    --------     --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments                          --            --        (8.61)     (10.64)          --
                                                           --------       -------      -------    --------     --------
Total distributions to shareholders                              --            --        (8.61)     (10.64)          --
                                                           --------       -------      -------    --------     --------
NET ASSET VALUE, END OF YEAR                               $  29.58       $ 22.53      $ 26.23    $  63.32     $  40.70
                                                           ========       =======      =======    ========     ========
TOTAL RETURN+                                                 31.29%       (14.11)%     (49.81)%     86.20%       57.03%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                      1.00%         1.00%        1.00%       0.87%        0.78%
  Net Investment Loss (to average daily net assets)*          (0.43)%       (0.47)%      (0.54)%     (0.60)%      (0.60)%
  Portfolio Turnover                                            252%          241%         174%        182%         168%
  Net Assets, End of Year (000's omitted)                  $106,718       $82,469      $81,711    $215,201     $143,075

-----------------

* For the periods indicated, the investment adviser voluntarily agreed not to impose all or a portion of its investment advisory fee and/ or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment loss per share(1)                       $ (0.13)  $ (0.15)  $ (0.21)   N/A  $ (0.22)
Ratios (to average daily net assets):
  Expenses                                                1.07%     1.08%     1.04%   N/A     0.79%
  Net investment loss                                    (0.50)%   (0.55)%   (0.58)%  N/A    (0.61)%

+    Total return would have been lower in the absence of expense waivers.
(1)  Calculated based on average shares outstanding.
(2) Amount includes securities litigation proceeds received by the Fund of less than $0.01 for the year ended September 30, 2003 and $0.02 for the year ended September 30, 2002.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
EQUITIES -- 95.4%
BASIC INDUSTRY -- 1.8%
CUNO, Inc.*                                                    13,300  $    521,228
Glamis Gold Ltd.*                                              41,000       541,200
SCS Transportation, Inc.*                                      53,500       807,850
                                                                       ------------
                                                                          1,870,278
                                                                       ------------
CAPITAL GOODS -- 6.3%
Brunswick Corp.                                                19,700       505,896
FMC Technologies, Inc.*                                        23,900       511,938
Herley Industries, Inc.*                                       55,700       975,864
MSC Industrial Direct Co., Inc., Class A                       77,500     1,615,875
United Defense Industries, Inc.*                               49,750     1,412,402
Universal Compression Holdings, Inc.*                          28,350       610,092
Wabtec Corp.                                                   70,250     1,113,462
                                                                       ------------
                                                                          6,745,529
                                                                       ------------
CONSUMER STABLE -- 3.1%
Delta & Pine Land Co.                                          43,150       992,881
Dial Corp.                                                     54,500     1,173,930
NBTY, Inc.*                                                    23,400       546,390
United Natural Foods, Inc.*                                    16,350       542,656
                                                                       ------------
                                                                          3,255,857
                                                                       ------------
EARLY CYCLICAL -- 3.4%
Fleetwood Enterprises, Inc.*                                   44,730       414,647
Jarden Corp.*                                                  14,400       543,600
Nu Skin Asia Pacific, Inc., Class A                            91,700     1,169,175
RedEnvelope, Inc.*                                             47,300       662,200
Yankee Candle Co., Inc.*                                       32,400       825,552
                                                                       ------------
                                                                          3,615,174
                                                                       ------------
ENERGY -- 3.9%
Arch Coal, Inc.                                                51,400     1,141,594
Evergreen Resources, Inc.*                                     20,800       561,600
Patina Oil & Gas Corp.                                         15,637       566,685
Patterson-UTI Energy, Inc.*                                    31,900       863,533
Quicksilver Resources, Inc.*                                   22,200       542,346
Western Gas Resources, Inc.                                    13,800       524,400
                                                                       ------------
                                                                          4,200,158
                                                                       ------------
FINANCIAL -- 11.5%
BOK Financial Corp.*                                           22,299       840,003
City National Corp.                                            10,250       522,340
Community First Bankshares, Inc.                               16,150       426,844
Cullen/Frost Bankers, Inc.                                     19,300       718,539
CVB Financial Corp.                                            43,887       833,853
First Community Bancorp                                        28,200       944,418
First Midwest Bancorp, Inc.                                    23,050       684,815

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Investors Financial Services Corp.                             15,850  $    497,690
Jefferies Group, Inc.                                          13,400       385,250
Knight Trading Group, Inc.*                                    97,950     1,121,527
Mercantile Bank Corp.                                          17,000       564,400
New York Community Bancorp, Inc.                               42,133     1,327,611
PrivateBancorp, Inc.                                           15,400       509,894
Raymond James Financial, Inc.                                  14,700       534,345
Scottish Re Group Ltd.                                         31,300       755,895
Southwest Bancorp of Texas, Inc.                               12,650       461,851
Triad Guaranty, Inc.*                                          23,000     1,128,840
                                                                       ------------
                                                                         12,258,115
                                                                       ------------
GROWTH CYCLICAL -- 9.3%
Brookstone, Inc.*                                              31,200       618,696
Charlotte Russe Holding, Inc.*                                 33,700       346,773
Dick's Sporting Goods, Inc.*                                   31,300     1,168,742
Hibbet Sporting Goods, Inc.*                                   25,200       602,784
Ingram Micro, Inc., Class A*                                  149,450     1,950,322
Inter Parfums, Inc.                                            13,400       134,000
Linens 'N Things, Inc.*                                        42,500     1,010,650
Quiksilver, Inc.*                                              31,100       496,045
Rare Hospitality International, Inc.*                          44,775     1,115,345
Reebok International, Ltd.                                     32,200     1,076,446
Ruby Tuesday, Inc.                                             21,200       511,132
Steven Madden Ltd.*                                            45,750       867,878
                                                                       ------------
                                                                          9,898,813
                                                                       ------------
HEALTH CARE -- 20.6%
Adolor Corp.*                                                  33,450       613,808
Advanced Neuromodulation Systems, Inc.*                        14,850       592,515
Celgene Corp.*                                                 21,700       940,261
Community Health Systems, Inc.*                                35,100       761,670
Connetics Corp.*                                               46,250       835,275
Cooper Companies, Inc.                                         14,350       584,763
Covance, Inc.*                                                 24,700       552,786
Coventry Health Care, Inc.*                                    15,400       812,196
Digene Corp.*                                                  17,000       694,620
Flamel Technologies SA Sponsored ADR*                          39,800     1,341,658
Idexx Laboratories, Inc.*                                      18,100       769,069
K-V Pharmaceutical Co., Class A*                               29,550       664,875
Kensey Nash Corp.*                                             11,500       270,020
Medicines Co. (The)*                                           22,900       595,400
Nektar Therapeutics*                                           85,500     1,094,400
Neurocrine Biosciences, Inc.*                                  13,600       673,472
NPS Pharmaceuticals, Inc.*                                     22,650       630,803
Orthofix International NV*                                     22,500       823,500
Pain Therapeutics, Inc.*                                       72,500       445,875
Pharmaceutical Resources, Inc.*                                13,100       893,682
Respironics, Inc.*                                             35,900     1,499,902
Select Medical Corp.*                                          62,350     1,795,680

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Sicor, Inc.*                                                   25,950  $    500,316
STERIS Corp.*                                                  35,600       819,512
Therasense, Inc.*                                              46,100       575,789
Triad Hospitals, Inc.*                                         26,250       794,850
United Therapeutics Corp.*                                     27,400       618,966
Vicuron Pharmaceuticals, Inc.*                                 47,400       838,980
                                                                       ------------
                                                                         22,034,643
                                                                       ------------
REAL ESTATE -- 0.8%
Innkeepers USA Trust, REIT                                     98,900       860,430
                                                                       ------------
SERVICES -- 13.1%
Arbitron, Inc.*                                                12,600       444,780
Charles River Associates, Inc.*                                15,900       453,627
Citadel Broadcasting Corp.*                                    26,600       525,616
Cumulus Media, Inc.*                                           29,050       495,303
Devry, Inc.*                                                   22,300       527,618
Emmis Broadcasting Corp., Class A*                             55,600     1,122,008
Forrester Research, Inc.*                                      30,000       429,900
Harris Interactive, Inc.                                       27,200       191,488
Heidrick & Struggles International, Inc.*                      47,500       804,175
Hollywood Entertainment Corp.*                                 32,100       545,700
Internet Security Systems, Inc.*                               64,500       806,250
Iron Mountain, Inc.*                                           16,350       586,965
JB Hunt Transport Services, Inc.*                              45,000     1,170,900
Korn/Ferry International*                                      55,940       461,505
Lions Gate Entertainment Corp.*                               462,700     1,383,473
Mid Atlantic Medical Sevices, Inc.*                            15,550       799,737
MPS Group, Inc.*                                              116,460     1,048,140
Quanta Services, Inc.*                                         90,700       750,089
Sylvan Learning Systems, Inc.*                                 19,100       521,048
VCA Antech, Inc.*                                              39,950       940,823
                                                                       ------------
                                                                         14,009,145
                                                                       ------------
TECHNOLOGY -- 21.6%
ADC Telecommunications, Inc.*                                 203,600       474,388
Applied Micro Circuits Corp.*                                 189,250       921,648
Centillium Communications, Inc.*                               82,000       579,740
Cognizant Technology Solutions Corp.*                          23,100       842,457
Cypress Semiconductor Corp.*                                   61,770     1,092,094
Digital Theater Systems, Inc.*                                 24,300       692,088
FileNet Corp.*                                                 27,300       547,911
Fisher Scientific International, Inc.*                         42,500     1,686,825
FormFactor, Inc.*                                              27,150       587,255
Foundry Networks, Inc.*                                        48,300     1,038,933
Global Imaging Systems, Inc.*                                  21,200       521,520
GlobespanVirata, Inc.*                                        102,100       737,162
Helix Technology Corp.                                         59,900       980,563
Lam Research Corp.*                                            45,851     1,015,600
Manhattan Associates, Inc.*                                    37,100       960,519

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          VALUE
SECURITY                                                      SHARES    (NOTE 1A)
-----------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
ManTech International Corp., Class A*                          55,300  $  1,375,864
Manufacturers' Services Ltd.*                                 210,000     1,050,000
Manugistics Group, Inc.*                                      143,700       787,476
Netgear, Inc.*                                                 48,400       805,376
NetScreen Technologies, Inc.*                                  22,500       500,175
Networks Associates, Inc.*                                     78,400     1,078,784
ScanSoft, Inc.*                                               228,900       959,091
Scientific-Atlanta, Inc.                                       19,100       594,965
SI International, Inc.*                                        60,700       989,410
SM&A*                                                          28,300       325,733
Sycamore Networks, Inc.*                                      168,300       824,670
Verisign, Inc.*                                                78,550     1,058,069
                                                                       ------------
                                                                         23,028,316
                                                                       ------------
TOTAL EQUITIES (COST $87,815,476)                                       101,776,458
                                                                       ------------
                                                                                   PAR
                                                              RATE    MATURITY    VALUE
                                                             ------  ----------  -------
SHORT-TERM INVESTMENTS -- 4.9%
U.S. GOVERNMENT -- 0.3%
U.S. Treasury Bill+                                           0.881% 12/18/2003  $400,000      399,238
                                                                                          ------------
REPURCHASE AGREEMENTS -- 4.6%
Tri-party repurchase agreement dated 09/30/03 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company, due 10/01/03, with a maturity value of
$4,888,514 and an effective yield of 0.70%, collateralized by a U.S. Government
Obligation with a rate of 8.125%, a maturity date of 08/15/21 and a market
value of $4,986,656.                                                                         4,888,419
                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS (COST $5,287,656)                                               5,287,657
                                                                                          ------------

TOTAL INVESTMENTS -- 100.3% (COST
 $93,103,132)                             $ 107,064,115
OTHER ASSETS, LESS LIABILITIES -- (0.3%)       (345,990)
                                          -------------
NET ASSETS -- 100.0%                      $ 106,718,125
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

*    Non-income producing security.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Tax-Sensitive Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The objective of the Fund is to maximize after-tax total return, consisting of long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small capitalization U.S. companies.

      On June 21, 2003, by vote of the Trustees, the name of the Standish Small Cap Tax-Sensitive Equity Fund was changed to The Boston Company Small Cap Tax-Sensitive Equity Fund. In addition, the Declaration of Trust was amended to change the name of the Trust from Standish, Ayer & Wood Investment Trust to Mellon Institutional Funds Investment Trust. The name changes became effective July 1, 2003.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

     B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for wash sales and realized and unrealized gains or losses on futures.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F. COMMITMENTS AND CONTINGENCIES

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

      On June 21, 2003, by vote of the Trustees, as part of a reorganization of the investment management operations of certain Mellon Financial Corporation's subsidiaries, Standish Mellon Asset Management Company LLC ("Standish Mellon") transferred all of its rights and obligations under the investment advisory agreements between Standish Mellon and the Trust on behalf of the Fund to The Boston Company Asset Management, LLC ("TBCAM"). The transfer of rights and obligations became effective
      July 1, 2003. For the year ended September 30, 2003, the Fund paid $521,768 and $216,441 in investment advisory fees to Standish Mellon and TBCAM, respectively.

      The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Standish Mellon and TBCAM voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the year ended
      September 30, 2003. Pursuant to this agreement, for the year ended September 30, 2003, Standish Mellon and TBCAM collectively and voluntarily did not impose $64,845 of its investment advisory fee. Effective
      November 1, 2003, the voluntary expense limitation was changed to 1.10% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

      Effective January 28, 2003, the Fund began imposing a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 90 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee does not apply to shares that were acquired through reinvestment of distributions. The redemption fee is applicable to shares of the Fund purchased on or after January 28, 2003. For the period ended September 30, 2003, the Fund received $84 in redemption fees.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 2003, were $223,398,197 and $224,243,091, respectively. For the year ended September 30, 2003, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              YEAR ENDED          YEAR ENDED
                                          SEPTEMBER 30, 2003  SEPTEMBER 30, 2002
                                          ------------------  ------------------
         Shares sold                             766,053            1,594,518
         Shares redeemed                        (819,341)          (1,048,956)
                                               ---------          -----------
         Net increase (decrease)                 (53,288)             545,562
                                               =========          ===========

      At September 30, 2003, three shareholders held of record approximately 36%, 10% and 10% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

(5)  FEDERAL TAXES:

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2003, was as follows:

         Unrealized appreciation                                    $15,092,383
         Unrealized depreciation                                     (1,395,315)
                                                                    -----------
         Net unrealized appreciation/depreciation                    13,697,068
         Undistributed ordinary income                                        0
         Capital loss carry-forward                                 (17,675,618)
                                                                    -----------
         Total distributable earnings                               $(3,978,550)
                                                                    ===========
         Cost for federal income tax purposes                       $93,367,047

      At September 30, 2003, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

         CAPITAL LOSS
         CARRY OVER    EXPIRATION DATE
         ------------  ---------------
          $4,663,587        9/30/2009
           4,882,602        9/30/2010
           8,129,429        9/30/2011

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)  FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund may trade the following instruments with off-balance sheet risk:

     OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2003.

     FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                  MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
             THE BOSTON COMPANY SMALL CAP TAX-SENSITIVE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2003, the Fund held the following financial futures contracts.

                                                                        UNDERLYING FACE
         CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED LOSS
         -----------------------------------------------------------------------------------------------
         Russell 2000 Index (12 contracts)      Long     12/18/2003       $2,927,100        $(185,990)

(7)  SECURITY LENDING:

      The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

      The Fund loaned securities during the year ended September 30, 2003 resulting in security lending income. At September 30, 2003, the Fund had no securities on loan.

(8)  LINE OF CREDIT:

      The Fund, and other funds in the Trust and subtrusts in the Mellon Institutional Funds Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2003, the commitment fee was $3,727 for the Fund.

      During the year ended September 30, 2003, the Fund had no borrowings under the credit facility.

                          REPORT OF INDEPENDENT AUDITORS

   To the Trustees of Mellon Institutional Funds Investment Trust and the Shareholders of The Boston Company Small Cap Tax-Sensitive Equity Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Institutional Funds Investment Trust: The Boston Company Small Cap Tax-Sensitive Equity Fund (formerly, Standish Small Cap Tax-Sensitive Equity
   Fund) (the "Fund"), at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 21, 2003

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2003. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 51407, Boston, MA 02205-1407 or calling toll free 1-800-221-4795. The same persons serve as trustees and officers of the Portfolio Trust in the same capacities.

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming                Trustee        Trustee since         Chairman of the              28          Port Financial
c/o Decision                                    11/3/1986             Board and Chief                              Corp.
Resources, Inc.                                                       Executive Officer,
1100 Winter Street                                                    Decision Resources,
Waltham, MA 02154                                                     Inc.
9/30/40

Caleb Loring III                 Trustee        Trustee since         Trustee, Essex               28               None
c/o Essex Street                                11/3/1986             Street Associates
Associates                                                            (family investment
400 Essex Street                                                      trust office)
Beverly, MA 01915
11/14/43

Benjamin M. Friedman             Trustee        Trustee since         William Joseph               28               None
c/o Harvard University                          9/13/1986             Maier, Professor of
Cambridge, MA 02138                                                   Political Economy,
8/5/44                                                                Harvard University

John H. Hewitt                   Trustee        Trustee since         Trustee, The Peabody         28               None
P.O. Box 233                                    11/3/1986             Foundation; Trustee,
New London, NH 03257                                                  Mertens House, Inc.
4/11/35

INTERESTED TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Patrick J. Sheppard         Trustee, President  Since 2003            Senior Vice                  28               None
c/o Standish Mellon Asset       and Chief                             President and Chief
Management Company LLC,     Executive Officer                         Operating Officer,
One Boston Place                                                      Mellon Institutional
Boston, MA 02108                                                      Asset Management;
7/24/65                                                               formerly Vice
                                                                      President and Chief
                                                                      Financial Officer,
                                                                      Mellon Institutional
                                                                      Asset Management

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                               NUMBER OF
                                                                           PRINCIPAL         PORTFOLIOS IN         OTHER
          NAME,                                    TERM OF OFFICE        OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
       ADDRESS, AND            POSITION(S)         AND LENGTH OF          DURING PAST         OVERSEEN BY         HELD BY
      DATE OF BIRTH          HELD WITH TRUST        TIME SERVED             5 YEARS             OFFICER           OFFICER
------------------------------------------------------------------------------------------------------------------------------
Beverly E. Banfield         Vice President and  Vice President since  Director and                 28               None
c/o Standish Mellon Asset       Secretary       1996; Secretary       Secretary;
Management,                                     since 2002            Compliance Officer,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
7/6/56

Steven M. Anderson          Vice President and  Vice President since  Vice President and           28               None
c/o Standish Mellon Asset       Treasurer       1999; Treasurer       Mutual Funds
Management,                                     since 2002            Controller, Standish
One Boston Place                                                      Mellon Asset
Boston, MA 02108                                                      Management
7/14/65

Denise B. Kneeland            Assistant Vice    Since 1996            Vice President and           28               None
c/o Standish Mellon Asset       President                             Manager, Mutual
Management,                                                           Funds Operations,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
8/19/51

Lisa Kane                     Assistant Vice    Since 1999            Vice President and           28               None
c/o Standish Mellon Asset       President                             Client Service
Management,                                                           Professional,
One Boston Place                                                      Standish Mellon
Boston, MA 02108                                                      Asset Management
6/25/70

                              Assistant Vice    Since 2001            Assistant Manager,           28               None
Cara E. Hultgren,               President                             Mutual Fund
c/o Standish Mellon Asset                                             Operations since
Management,                                                           2001; Shareholder
One Boston Place                                                      Representative,
Boston, MA 02108                                                      Standish Mellon
1/19/71                                                               Asset Management

Scott Simonds,                Assistant Vice    Since 2002            Compliance Analyst,          28               None
c/o Standish Mellon Asset       President                             Boston Partners;
Management,                                                           Fund Accountant,
One Boston Place                                                      Mellon Financial
Boston, MA 02108                                                      Corp.
8/17/60

Item 2. Code of Ethics.

     As of _11/26/03_, the Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer and Principal Financial Officer. For the year ended September 30, 2003, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 10(a).

Item 3. Audit Committee Financial Expert.

     The Registrant's Board of Trustees has determined that the Registrant has more than one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant's audit committee are John Hewitt and Caleb Loring III, both of whom are independent.

Item 4. Principal Accountant Fees and Services.

     Not applicable to this filing.

Item 5. Listed Company Audit Committees.

     Not applicable to this filing.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable to this registrant.

Items 8. [Reserved]

Item 9. Controls and Procedures.

     (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date").

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect internal controls subsequent to the Evaluation Date, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

     (a) Code of ethics is attached.

     (b) Certification letters are attached.

     (c) Section 906 Certifications are attached.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mellon Institutional Funds Investment Trsut

By:      /s/ Denise B. Kneeland
-------- --------------------------------------
Denise B. Kneeland
Assistant Vice President
Date:      11/26/2003
           ------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ Patrick J. Sheppard
----------------------------------------------
Patrick J. Sheppard
President and Chief Executive Officer
Date:      11/26/2003
           ------------------------------------

By:      /s/ Steven M. Anderson
----------------------------------------------
Steven M. Anderson
Vice President and Treasurer
Date:      11/26/2003
           ------------------------------------